Exhibit 99.1

Arete Industries, Inc.
Year-End 2015 Reserve Report

SEC Pricing

Prepared by:
Richard J. Morrow, PE

Pinnacle Energy Services, L.L.C.
9420 Cedar Lake Ave
Oklahoma City, Oklahoma  73114

PINNACLE
ENERGY

PINNACLE
ENERGY

April 4, 2016

Arete Industries, Inc.
1410 High Street
Denver, CO 80218
Attn: Mr. Tristan Farel

RE:	Reserve and Economic Evaluation Arete Industries, Inc. Year-End 2015 SEC Pricing

Executive Summary

Pinnacle Energy Services, LLC (“Pinnacle”) has performed a reserve and economic evaluation on certain oil and gas assets of Arete Industries, Inc. (“Arete”) as of December 31, 2015. Well names, owned interests, and other well information are provided on the attached Exhibit A. Information used in the evaluation was provided by Arete and supplemented by data gathered from public sources. Summary results of this analysis are located below and details are presented in accompanying exhibits.

This evaluation was performed using SEC reserve standards and SEC year-end pricing, and includes seventy-one (71) Proved Developed Producing (PDP) properties.

As presented in the accompanying summary projections, the net reserves and future net cash flows as of January 1, 2016 are as follows (Volumes in MBBLs and MMcf, Values in M$):

	Number of	Net Reserves			Net	Net	NPV
Reserve Class	Properties	Oil	Gas	NGL	Capital	Cashflow	Dis @ 10%
		MBBL	MMCF	MBBL	M$	M$	M$

PDP	71	275	358	0	$0	$5,025	$2,553
Total Proved	71	275	358	0	$0	$5,025	$2,553

Pricing

Per SEC rules as of January 1, 2010, the SEC pricing is calculated by averaging the first-of-the- month oil and gas pricing for the calendar year being evaluated.  For 2015, the average oil and gas NYMEX Price is $50.28/BBL for oil (WTI) and $2.587/MMBTU for natural gas (Henry Hub). Both prices were held constant.

Pinnacle Energy Services, LLC
9420 Cedar Lake Ave, Oklahoma City, OK 73114
Ofc: 405-810-9151 Fax: 405-843-4700                www.PinnacleEnergy.com

Based on an evaluation of actual oil prices received by Arete in 2015, differentials to NYMEX prices were applied to each lease. The calculated oil price differentials ranged from -$3.40/bbl to -$10.77/bbl. One well, the Neil Federal 14, that produces from the Minnelusa has an oil differential of -$26.67/bbl.

Based on an evaluation of actual gas prices received by Arete in 2015, differentials to NYMEX prices were applied to each lease. The calculated gas price differentials ranged from -81% to +59%.

Interests

Interest information was provided by Arete for each property or lease. These interests are shown on the attached Exhibit A.

Taxes

Oil and gas severance tax rates vary by state, and were calculated based on the lease operating statements provided by Arete. Ad valorem taxes are included in the monthly operating expenses.

Expenses

Average monthly operating expenses for each property were calculated based on the 2015 expense data provided by Arete.

Property Descriptions and Reserve Estimates

Seventy-one (71) properties were on production as of December 31, 2015. Remaining reserves for these properties were determined by decline curve analysis and analogy. Production plots for each property showing historical production and forecasts are included in the attachments.

Reserves

Remaining recoverable reserves are those quantities of petroleum that are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty depending primarily on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty is conveyed by classifying reserves as Proved (highly certain) or Non-Proved (less certain). The estimated reserves and revenues shown in this report were determined for Proved Developed Producing (PDP), Proved Non-Producing (PNP), and Proven Undeveloped (PUD) reserve categories, as well as Probable (Prob) and Possible (Poss) Non-Proven reserve categories.
By definition, PDP generally refers to existing producing properties, while PNP refers to the additional reserves from behind pipe (BP) intervals, activities to increase production or reserves from existing completions, or wells which have been tested and are awaiting sales. PUD refers to development drilling locations with definable reserves using offset well and reservoir parameters. For PNP and PUD, the activity or targeted zones must known to produce

Pinnacle Energy Services, LLC
9420 Cedar Lake Ave, Oklahoma City, OK 73114
Ofc: 405-810-9151 Fax: 405-843-4700                www.PinnacleEnergy.com

commercial hydrocarbons in quantifiable volumes and rates and reserves can be reasonably accurately estimated based on analogies and available geological and engineering information.

Non-Proven Probable and Possible reserves appear to have engineering and geologic merit and have been determined to have over 50% (Probable) or less than 50% (Possible) likelihood to be commercially productive, but lack some aspect by definition to be considered proven, such as proximity to commercial production, production methods not proven for a certain geological or production application, or other geological or engineering deficiency.

Accuracy of production forecasts generally depends on the amount of historical data production and pressure available and the majority the producing wells reviewed in this evaluation had sufficient historical data to forecast future production with confidence. Those with limited production or pressure data history were forecasted by reviewing analogy well and test data and applying this knowledge to the available well information.

Future Cashflow

Future cash flow being reported is after deducting state production taxes and ad valorem taxes, but prior to deducting federal income taxes. The future net cash flow has been discounted at an annual rate of 10 percent to determine its present worth. The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the properties.

General

The reserves and values included in this report are estimates only and should not be construed as being exact quantities. The reserve estimates were arrived at by using accepted engineering practices and were primarily based on historical rate decline analysis for existing producers. As additional pressure and production performance data becomes available, reserve estimates may increase or decrease in the future. The revenue from such reserves and the actual costs related may be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the prices actually received for the reserves included in this report and the costs incurred in recovering such reserves may vary from the price and cost assumptions referenced. Therefore, in all cases, estimates of reserves may increase or decrease as a result of future operations.
In evaluating the information available for this analysis, items excluded from consideration were all matters as to which legal or accounting, rather than engineering interpretation, may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data and such conclusions necessarily represent only informed professional judgments.  The titles to the properties have not been examined nor has the actual degree or type of interest owned been independently confirmed.  A field inspection of the properties is not usually considered necessary for the purpose of this report.

Pinnacle Energy Services, LLC
9420 Cedar Lake Ave, Oklahoma City, OK 73114
Ofc: 405-810-9151 Fax: 405-843-4700                www.PinnacleEnergy.com

Information included in this report includes the graphical decline curves for individual wells, projected production and cash flow economic results, one-line economic result summaries for each well, and miscellaneous individual well information. Additional information reviewed will be retained and is available for review at any time. Pinnacle Energy Services, L.L.C. can take no responsibility for the accuracy of the data used in the analysis, whether gathered from public sources or otherwise.

Pinnacle Energy Services, LLC

/s/ Richard J. Morrow
Richard J. Morrow,
P.E. Petroleum Engineer

Disclaimer:  Pinnacle Energy Services, L.L.C. nor any of its subsidiaries, affiliates, officers, directors, shareholders, employees, consultants, advisors, agents or representatives make any representation or warranty, express implied, in connection with any of the information made available herein, including but not limited to, the past, present or future value of the anticipated reserves, cash flows, income, costs, expense, liabilities and profits, if any, to be derived from the properties described herein.  All statements, estimates, projections and implications as to future operations are based upon best judgments of Pinnacle Energy Services; however, there is no assurance that such statement, estimates projections or implications will prove to be accurate.  Accordingly, any company, or other party receiving such information will rely solely upon its own independent examination and assessment of said information.  Neither Pinnacle Energy Services nor any of its subsidiaries, affiliates, officer, directors, shareholders, employees, consultants, advisors, agents, or representatives shall have any liability to any party  receiving the information herein, nor to any affiliate, partner, member, officer, director, shareholder, employee, consultants, advisor, agent or representative of such party from any use of such information.  The property description and other information attached hereto are for the sole, confidential use of the person to whom this copy has been made available. It may not be disseminated or reproduced in any matter whatsoever, whether in full or in part, without the prior written consent of Pinnacle Energy Services. L.L.C. This evaluation and all descriptions and other information attached hereto are for information purposes only and do not constitute an evaluation of or offer to sell or a solicitation of an offer to buy any securities.

Pinnacle Energy Services, LLC
9420 Cedar Lake Ave, Oklahoma City, OK 73114
Ofc: 405-810-9151 Fax: 405-843-4700                www.PinnacleEnergy.com

ARETE INDUSTRIES, INC.							
Exhibit A as of December 31, 2015							
Case Name	Rsv Class & Category	Working Interest	Revenue Interest	Operator	Field	State	County
All Cases {Count=71}							
Proved Producing {Count=71}							
ALL NIGHT CRK FED W-4064 1-7	Proved Producing	0.12875000	0.10750625	DNR OIL AND GAS, INC	K BAR	WY	CAMPBELL
BLAIR 2	Proved Producing	0.93750000	0.74851570	DNR OIL AND GAS, INC	KNOLL NORTHEAST	KS	GRAHAM
BOBCAT CREEK UNIT 1	Proved Producing	0.87500000	0.68940570	DNR OIL AND GAS, INC	BOBCAT CREEK	WY	CONVERSE
BOW & ARROW RANCH 32-2	Proved Producing	0.38867500	0.32626950	DNR OIL AND GAS, INC	POLICE COULEE	MT	TOOLE
CHANDLER A	Proved Producing	0.51000000	0.39046880	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
CHANDLER B	Proved Producing	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
COOK 1-5	Proved Producing	0.99334240	0.79467392	TINDALL OPERATING COMPANY	WALSH	CO	BACA
COUGHLIN 028447C 1-26	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN 02844ZC 10	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN 13	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN 14	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN GOVT 028447B 7	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN GOVT 6	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COUGHLIN, LOUIS 5	Proved Producing	1.00000000	0.79000000	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
COYOTE SMITH 1	Proved Producing	0.64285700	0.50768451	DNR OIL AND GAS, INC	BOBCAT CREEK	WY	CONVERSE
DAILY 1-1 MORR	Proved Producing	1.00000000	0.80000000	DNR OIL AND GAS, INC	GRANGER CREEK	KS	CLARK
DELBERT 1	Proved Producing	1.00000000	0.80000000	TINDALL OPERATING COMPANY	COUNTY LINE	CO	WELD
DOROTHY 1	Proved Producing	1.00000000	0.80000000	TINDALL OPERATING COMPANY	WILD HORSE	CO	WELD
DOUD 1	Proved Producing	0.46700000	0.37360000	DNR OIL AND GAS, INC	DOUD SOUTHEAST	WY	CAMPBELL
ECHETA UNIT 49-088910 1	Proved Producing	0.14676500	0.12401720	DNR OIL AND GAS, INC	ECHETA	WY	CAMPBELL
FED 013426 A 1 (Aka Govt Canada)	Proved Producing	0.45115630	0.37220390	DNR OIL AND GAS, INC	CHEYENNE RIVER	WY	NIOBRARA
FED W-30177 2-31	Proved Producing	1.00000000	0.84062500	DNR OIL AND GAS, INC	HA CREEK	WY	CAMPBELL
FED W-30177 2-33	Proved Producing	1.00000000	0.84062500	DNR OIL AND GAS, INC	HA CREEK	WY	CAMPBELL
FED W-30177 42-2	Proved Producing	1.00000000	0.84062500	DNR OIL AND GAS, INC	HA CREEK	WY	CAMPBELL
FEDERAL (LINDSEY) 1-18	Proved Producing	1.00000000	0.81250000	DNR OIL AND GAS, INC	BUFF	WY	CAMPBELL
FEDERAL 1-19	Proved Producing	1.00000000	0.82500000	DNR OIL AND GAS, INC	BUFF	WY	CAMPBELL
FEDERAL ACKERMAN 1	Proved Producing	1.00000000	0.82000000	DNR OIL AND GAS, INC	LODGEPOLE CREEK	WY	WESTON
GOERTZEN 1-27	Proved Producing	0.48281200	0.41039063	DNR OIL AND GAS, INC	BIG BOW	KS	STANTON
JULIAN SWD	Proved Producing	0.30731700	0.30731700	HARRIS OIL AND GAS COMPANY	BIG BOW	KS	STANTON
KING-FED-0192636 1	Proved Producing	1.00000000	0.80000000	DNR OIL AND GAS, INC	KITTY	WY	CAMPBELL
LIND 3	Proved Producing	1.00000000	0.80000000	TINDALL OPERATING COMPANY	GEMINI	CO	WELD
LINDSEY 1	Proved Producing	1.00000000	0.82125000	DNR OIL AND GAS, INC	BUFF	WY	CAMPBELL
LINDSEY 2	Proved Producing	1.00000000	0.82500000	DNR OIL AND GAS, INC	BUFF	WY	CAMPBELL
MARION HARRIS FEDERAL 1	Proved Producing	1.00000000	0.74214600	DNR OIL AND GAS, INC	NINEMILE	WY	CAMPBELL
MCCORGARY 1	Proved Producing	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
MCPHERSON COLLEGE 1-27	Proved Producing	0.40875000	0.30656250	DNR OIL AND GAS, INC	BIG BOW WEST	KS	STANTON
MCPHERSON COLLEGE 2-27	Proved Producing	0.41875000	0.31406250	DNR OIL AND GAS, INC	BIG BOW WEST	KS	STANTON
MCPHERSON COLLEGE A 1-28	Proved Producing	0.20000000	0.16500000	DNR OIL AND GAS, INC	BIG BOW WEST	KS	STANTON
MCPHERSON COLLEGE A 2-28	Proved Producing	0.20000000	0.16500000	DNR OIL AND GAS, INC	BIG BOW WEST	KS	STANTON
NEAL LAYTON	Proved Producing	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
NEAL LKC LEASE	Proved Producing	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
NEIL FEDERAL 14	Proved Producing	1.00000000	0.78959038	DNR OIL AND GAS, INC	SHIPPY	WY	CAMPBELL
NICKERSON 4	Proved Producing	1.00000000	0.80000000	TINDALL OPERATING COMPANY	GEMINI	CO	WELD
OLOUGHLIN 29-3	Proved Producing	1.00000000	0.82000000	DNR OIL AND GAS, INC	POLICE COULEE	MT	TOOLE
PADGETT SIMPSON UNIT (NEAL)	Proved Producing	0.47734494	0.38784280	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
PEREGRINE FEDERAL 49-032266-A 1	Proved Producing	1.00000000	0.82500000	DNR OIL AND GAS, INC	FINLEY DRAW	WY	CONVERSE
RED DESERT FEDERAL 1	Proved Producing	0.98500000	0.80106481	DNR OIL AND GAS, INC	WAMSUTTER	WY	SWEETWTR
REEP ALLELY UNIT 1	Proved Producing	0.45900000	0.37179000	WELLSTAR CORPORATION	ALLELY	NE	KIMBALL
ROBERTS FEDERAL 31-4	Proved Producing	0.50000000	0.41250000	DNR OIL AND GAS, INC	ANDY	WY	CAMPBELL
SCHWARTZ 1	Proved Producing	0.51000000	0.41437500	WELLSTAR CORPORATION	PADGETT	KS	SUMNER
SHARPS FEDERAL W-6504 22-31	Proved Producing	0.26551900	0.21905335	MAXUS EXPLORATION COMPANY	PORCUPINE	WY	CAMPBELL
SHERWIN FEDERAL 1	Proved Producing	0.75000000	0.65625000	DNR OIL AND GAS, INC	SHERWIN	WY	WESTON
SLOAN A-1	Proved Producing	1.00000000	0.80000000	TINDALL OPERATING COMPANY	GREENWOOD	CO	BACA
STARLIGHT FEDERAL COM 28H	Proved Producing	0.00935310	0.00780979	YATES PETROLEUM CORPORATION	UNNAMED	WY	CAMPBELL
STARLIGHT FEDERAL COM 30H	Proved Producing	0.01450090	0.01210820	YATES PETROLEUM CORPORATION	UNNAMED	WY	CAMPBELL
THIELEN 1-21TH	Proved Producing	0.01061280	0.00849022	PEAK POWDER RIVER RESOURCES	UNNAMED	WY	CAMPBELL
THIELEN 2-21PH	Proved Producing	0.01061280	0.00849022	PEAK POWDER RIVER RESOURCES	K BAR	WY	CAMPBELL
UNION PACIFIC 1-27	Proved Producing	1.00000000	0.81833300	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
UNION PACIFIC 3-23	Proved Producing	1.00000000	0.81833300	DNR OIL AND GAS, INC	REX LAKE	WY	ALBANY
UPR 1-25	Proved Producing	1.00000000	0.79500000	TINDALL OPERATING COMPANY	ARAPAHOE	CO	CHEYENNE
UPRR-TALBOTT 2	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 3	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 4	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 5	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 6	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
UPRR-TALBOTT 9	Proved Producing	1.00000000	0.84500000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
WALZ 1	Proved Producing	0.85416670	0.74739590	DNR OIL AND GAS, INC	WALZ	KS	TREGO
WIBAUX GOLD FEDERAL 4076-10-3-1SH	Proved Producing	0.00337220	0.00265266	SM ENERGY COMPANY	FINLEY DRAW	WY	CONVERSE
WILCOX-GOVT 1	Proved Producing	1.00000000	0.82000000	DNR OIL AND GAS, INC	BIG HOLLOW	WY	ALBANY
WILDCAT RANCHES 1	Proved Producing	1.00000000	0.80000000	TINDALL OPERATING COMPANY	WILDCAT CREEK	CO	MORGAN
WOLF LKC	Proved Producing	0.41437500	0.33645557	WELLSTAR CORPORATION	PADGETT	KS	SUMNER

Date : 04/04/2016 3:30:47PM
Partner : All Cases

Total

ECONOMIC SUMMARY PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) : **7,426.08**
Est. Cum Gas (MMcf) : **11,610.64**
Est. Cum Water (Mbbl) : **5,003.71**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	302.21	383.26	22.61	38.86	44.68	2.51	1,107.78	0.00	478.64	91.55	0.00	537.59	512.50
2017	203.75	255.79	20.05	25.81	44.72	2.23	954.16	0.00	432.36	78.33	0.00	443.47	894.91
2018	157.47	198.90	18.64	23.03	44.71	2.23	884.51	0.00	429.88	72.21	0.00	382.42	1,193.39
2019	129.14	162.47	17.20	19.84	44.72	2.30	814.79	0.00	414.50	66.85	0.00	333.45	1,428.97
2020	100.56	127.06	14.78	18.46	44.61	2.31	701.84	0.00	349.26	56.23	0.00	296.34	1,618.48
2021	67.35	84.90	11.66	17.00	44.29	2.34	556.16	0.00	245.60	42.62	0.00	267.95	1,773.52
2022	54.86	68.33	10.98	16.16	44.28	2.33	523.65	0.00	235.78	40.29	0.00	247.58	1,903.21
2023	49.63	62.44	10.29	15.46	44.29	2.32	491.85	0.00	224.31	38.67	0.00	228.88	2,011.74
2024	45.58	57.68	9.78	14.85	44.29	2.32	467.44	0.00	217.25	37.27	0.00	212.92	2,103.13
2025	41.91	53.36	9.21	14.20	44.28	2.31	440.68	0.00	208.53	35.76	0.00	196.38	2,179.42
2026	38.26	46.78	8.88	13.60	44.29	2.30	424.51	0.00	208.00	34.40	0.00	182.12	2,243.47
2027	30.91	26.61	8.51	12.88	44.29	2.29	406.51	0.00	205.04	32.81	0.00	168.67	2,297.17
2028	29.22	23.24	8.22	10.94	44.29	2.14	387.52	0.00	199.48	30.98	0.00	157.06	2,342.43
2029	27.53	21.90	7.92	10.43	44.29	2.13	373.02	0.00	199.03	29.79	0.00	144.20	2,380.04
2030	26.02	20.87	7.66	10.10	44.29	2.13	360.64	0.00	199.03	28.80	0.00	132.81	2,411.40
Rem.	178.91	158.11	88.82	96.66	44.30	1.78	4,106.96	0.00	2,707.38	305.94	0.00	1,093.64	141.27
Total 50.0	**1,483.30**	**1,751.69**	**275.20**	**358.27**	**44.43**	**2.16**	**13,002.03**	**0.00**	**6,954.06**	**1,022.50**	**0.00**	**5,025.48**	**2,552.67**
Ult.	**8,909.38**	**13,362.33**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

Present Worth Profile (M$)

PW	**5.00% :**	**3,399.07**	PW	**25.00% :**	**1,478.89**
PW	**8.00% :**	**2,835.08**	PW	**30.00% :**	**1,303.22**
PW	**12.00% :**	**2,322.31**	PW	**35.00% :**	**1,166.95**
PW	**15.00% :**	**2,047.40**	PW	**40.00% :**	**1,057.98**
PW	**20.00% :**	**1,714.47**	PW	**50.00% :**	**894.14**

TRC Standard Eco.rpt
1

Date : 04/04/2016 3:30:47PM
Partner : All Cases

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) : **7,426.08**
Est. Cum Gas (MMcf) : **11,610.64**
Est. Cum Water (Mbbl) : **5,003.71**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		302.21	383.26	22.61	38.86	44.68	2.51	1,107.78	0.00	478.64	91.55	0.00	537.59	512.50
2017		203.75	255.79	20.05	25.81	44.72	2.23	954.16	0.00	432.36	78.33	0.00	443.47	894.91
2018		157.47	198.90	18.64	23.03	44.71	2.23	884.51	0.00	429.88	72.21	0.00	382.42	1,193.39
2019		129.14	162.47	17.20	19.84	44.72	2.30	814.79	0.00	414.50	66.85	0.00	333.45	1,428.97
2020		100.56	127.06	14.78	18.46	44.61	2.31	701.84	0.00	349.26	56.23	0.00	296.34	1,618.48
2021		67.35	84.90	11.66	17.00	44.29	2.34	556.16	0.00	245.60	42.62	0.00	267.95	1,773.52
2022		54.86	68.33	10.98	16.16	44.28	2.33	523.65	0.00	235.78	40.29	0.00	247.58	1,903.21
2023		49.63	62.44	10.29	15.46	44.29	2.32	491.85	0.00	224.31	38.67	0.00	228.88	2,011.74
2024		45.58	57.68	9.78	14.85	44.29	2.32	467.44	0.00	217.25	37.27	0.00	212.92	2,103.13
2025		41.91	53.36	9.21	14.20	44.28	2.31	440.68	0.00	208.53	35.76	0.00	196.38	2,179.42
2026		38.26	46.78	8.88	13.60	44.29	2.30	424.51	0.00	208.00	34.40	0.00	182.12	2,243.47
2027		30.91	26.61	8.51	12.88	44.29	2.29	406.51	0.00	205.04	32.81	0.00	168.67	2,297.17
2028		29.22	23.24	8.22	10.94	44.29	2.14	387.52	0.00	199.48	30.98	0.00	157.06	2,342.43
2029		27.53	21.90	7.92	10.43	44.29	2.13	373.02	0.00	199.03	29.79	0.00	144.20	2,380.04
2030		26.02	20.87	7.66	10.10	44.29	2.13	360.64	0.00	199.03	28.80	0.00	132.81	2,411.40
Rem.		178.91	158.11	88.82	96.66	44.30	1.78	4,106.96	0.00	2,707.38	305.94	0.00	1,093.64	141.27
Total	**50.0**	**1,483.30**	**1,751.69**	**275.20**	**358.27**	**44.43**	**2.16**	**13,002.03**	**0.00**	**6,954.06**	**1,022.50**	**0.00**	**5,025.48**	**2,552.67**
Ult.		**8,909.38**	**13,362.33**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	3,399.07	PW	25.00% :	1,478.89
PW	8.00% :	2,835.08	PW	30.00% :	1,303.22
PW	12.00% :	2,322.31	PW	35.00% :	1,166.95
PW	15.00% :	2,047.40	PW	40.00% :	1,057.98
PW	20.00% :	1,714.47	PW	50.00% :	894.14

TRC Standard Eco.rpt 2

4/4/2016 3:30:07PM

Economic One-Liners

Project Name : Arete Industries

As of Date: 1/1/2016

Ownership Group : All Cases

Arete Industries

Lease Name *Risked* / UnRisked	Reserve Category	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. CF (M$)	Life (years)
Grand Total	**Total**	**275.20**	**358.27**	**12,226.83**	**775.20**	**0.00**	**7,976.56**	**0.00**	**5,025.48**	**2,552.67**	**50.00**
Proved Producing Rsv Class & Category	**Total**	**275.20**	**358.27**	**12,226.83**	**775.20**	**0.00**	**7,976.56**	**0.00**	**5,025.48**	**2,552.67**	**50.00**
ALL NIGHT CRK FED W-4064 1-7 - 1-7	PV-PD	2.41	0.00	108.83	0.00	0.00	102.50	0.00	6.33	5.49	4.38
BLAIR 2	PV-PD	2.74	0.00	119.71	0.00	0.00	105.88	0.00	13.84	11.21	6.74
BOBCAT CREEK UNIT 1 - 1	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
BOW & ARROW RANCH 32-2 - 32-2	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CHANDLER A	PV-PD	6.70	0.00	314.00	0.00	0.00	242.47	0.00	71.53	46.55	15.39
CHANDLER B	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COOK 1-5	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN 028447C 1-26 - 1-26	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN 02844ZC 10 - 10	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN 13 - 13	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN 14	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN GOVT 028447B 7 - 7	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN GOVT 6 - 6	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COUGHLIN, LOUIS 5	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
COYOTE SMITH 1 - 1	PV-PD	2.85	0.00	129.99	0.00	0.00	116.27	0.00	13.72	12.09	4.01
DAILY 1-1 MORR	PV-PD	84.62	0.00	3,682.76	0.00	0.00	1,817.26	0.00	1,865.50	814.26	38.22
DELBERT 1	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
DOROTHY 1	PV-PD	0.30	0.77	12.45	2.92	0.00	12.28	0.00	3.08	3.00	0.92
DOUD 1 - 1	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
ECHETA UNIT 49-088910 1 - 1	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FED 013426 A 1 (Aka Govt Canada)	PV-PD	4.22	0.00	191.64	0.00	0.00	174.86	0.00	16.78	14.33	5.00
FED W-30177 2-31 - 42-2	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FED W-30177 2-33 - 2-23	PV-PD	0.31	3.07	13.82	2.14	0.00	13.92	0.00	2.04	1.78	4.53
FED W-30177 42-2 - 42-2	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FEDERAL (LINDSEY) 1-18 - 1-18	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FEDERAL 1-19 - 1-19	PV-PD	0.53	29.90	23.91	98.25	0.00	88.05	0.00	34.11	24.39	12.08
FEDERAL ACKERMAN 1 - 1	PV-PD	11.42	0.00	522.92	0.00	0.00	208.05	0.00	314.87	126.12	47.82
GOERTZEN 1-27	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JULIAN SWD	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KING-FED-0192636 1 - 1	PV-PD	6.49	75.13	292.99	124.39	0.00	251.46	0.00	165.92	103.75	22.28
LIND 3	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
LINDSEY 1 - 1	PV-PD	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner.rpt
1

4/4/2016 3:30:07PM

Economic One-Liners

Project Name : Arete Industries **As of Date:** 1/1/2016

Ownership Group : All Cases Arete Industries

Lease Name *Risked* / UnRisked	*Reserve Category*	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. CF (M$)	Life (years)
LINDSEY 2 - 2	*PV-PD*	5.68	130.77	256.33	378.90	0.00	434.89	0.00	200.35	119.28	22.25
MARION HARRIS FEDERAL 1 - 1	*PV-PD*	0.13	0.03	5.91	0.03	0.00	5.87	0.00	0.07	0.07	0.15
MCCORGARY 1 - 1	*PV-PD*	2.66	0.00	124.70	0.00	0.00	110.15	0.00	14.55	12.36	5.20
MCPHERSON COLLEGE 1-27	*PV-PD*	22.13	0.00	965.69	0.00	0.00	625.28	0.00	340.41	170.28	28.30
MCPHERSON COLLEGE 2-27	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MCPHERSON COLLEGE A 1-28	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MCPHERSON COLLEGE A 2-28	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NEAL LAYTON	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NEAL LKC LEASE	*PV-PD*	45.46	0.00	2,131.17	0.00	0.00	1,390.40	0.00	740.78	364.44	29.26
NEIL FEDERAL 14 - 14	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NICKERSON 4	*PV-PD*	0.13	10.86	5.34	34.83	0.00	35.11	0.00	5.06	4.89	1.05
OLOUGHLIN 29-3 - 29-3	*PV-PD*	0.00	85.76	0.00	93.18	0.00	12.89	0.00	80.28	24.86	50.00
PADGETT SIMPSON UNIT (NEAL)	*PV-PD*	10.05	0.00	471.35	0.00	0.00	333.26	0.00	138.10	120.68	4.69
PEREGRINE FEDERAL 49-032266-A 1	*PV-PD*	16.57	0.00	756.75	0.00	0.00	450.80	0.00	305.95	134.56	36.48
RED DESERT FEDERAL 1 - 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
REEP ALLELY UNIT 1	*PV-PD*	1.61	0.00	68.92	0.00	0.00	58.17	0.00	10.75	9.69	3.26
ROBERTS FEDERAL 31-4 - 31-4	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SCHWARTZ 1 - 1	*PV-PD*	5.39	0.00	252.53	0.00	0.00	194.13	0.00	58.40	35.47	18.32
SHARPS FEDERAL W-6504 22-31 - 22-:	*PV-PD*	6.30	3.97	284.41	3.39	0.00	183.48	0.00	104.32	49.19	31.84
SHERWIN FEDERAL 1 - 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SLOAN A-1	*PV-PD*	0.00	7.79	0.00	11.49	0.00	10.46	0.00	1.03	0.94	2.75
STARLIGHT FEDERAL COM 28H - 28I	*PV-PD*	0.86	1.18	37.39	3.18	0.00	19.88	0.00	20.70	18.24	5.61
STARLIGHT FEDERAL COM 30H - 30I	*PV-PD*	2.47	5.69	107.57	16.27	0.00	51.90	0.00	71.94	58.52	10.86
THIELEN 1-21TH - 1-21TH	*PV-PD*	0.67	1.18	29.65	2.20	0.00	20.11	0.00	11.74	10.34	5.07
THIELEN 2-21PH - 2-21PH	*PV-PD*	0.64	1.51	28.37	2.70	0.00	16.56	0.00	14.51	13.13	4.37
UNION PACIFIC 1-27 - 1-27	*PV-PD*	14.04	0.00	554.57	0.00	0.00	381.34	0.00	173.23	97.24	24.28
UNION PACIFIC 3-23	*PV-PD*	12.08	0.00	477.29	0.00	0.00	348.65	0.00	128.64	71.69	22.45
UPR 1-25	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 2 - 2	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 3 - 3	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 4 - 4	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 5 - 5	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 6 - 6	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
UPRR-TALBOTT 9 - 9	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WALZ 1	*PV-PD*	4.43	0.00	197.41	0.00	0.00	135.43	0.00	61.98	48.32	8.56

TRC Eco One Liner.rpt 2

4/4/2016 3:30:07PM

Economic One-Liners

Project Name : Arete Industries

As of Date: 1/1/2016

Ownership Group : All Cases

Arete Industries

Lease Name *Risked* / UnRisked	*Reserve Category*	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. CF (M$)	Life (years)
WIBAUX GOLD FEDERAL 4076-10-3-1	*PV-PD*	1.33	0.66	58.46	1.32	0.00	24.82	0.00	34.97	25.53	17.18
WILCOX-GOVT 1 - 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WILDCAT RANCHES 1	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WOLF LKC	*PV-PD*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TRC Eco One Liner.rpt 3

Date : 04/04/2016 3:31:36PM
Partner : All Cases

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) : **7,426.08**
Est. Cum Gas (MMcf) : **11,610.64**
Est. Cum Water (Mbbl) : **5,003.71**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		302.21	383.26	22.61	38.86	44.68	2.51	1,107.78	0.00	478.64	91.55	0.00	537.59	512.50
2017		203.75	255.79	20.05	25.81	44.72	2.23	954.16	0.00	432.36	78.33	0.00	443.47	894.91
2018		157.47	198.90	18.64	23.03	44.71	2.23	884.51	0.00	429.88	72.21	0.00	382.42	1,193.39
2019		129.14	162.47	17.20	19.84	44.72	2.30	814.79	0.00	414.50	66.85	0.00	333.45	1,428.97
2020		100.56	127.06	14.78	18.46	44.61	2.31	701.84	0.00	349.26	56.23	0.00	296.34	1,618.48
2021		67.35	84.90	11.66	17.00	44.29	2.34	556.16	0.00	245.60	42.62	0.00	267.95	1,773.52
2022		54.86	68.33	10.98	16.16	44.28	2.33	523.65	0.00	235.78	40.29	0.00	247.58	1,903.21
2023		49.63	62.44	10.29	15.46	44.29	2.32	491.85	0.00	224.31	38.67	0.00	228.88	2,011.74
2024		45.58	57.68	9.78	14.85	44.29	2.32	467.44	0.00	217.25	37.27	0.00	212.92	2,103.13
2025		41.91	53.36	9.21	14.20	44.28	2.31	440.68	0.00	208.53	35.76	0.00	196.38	2,179.42
2026		38.26	46.78	8.88	13.60	44.29	2.30	424.51	0.00	208.00	34.40	0.00	182.12	2,243.47
2027		30.91	26.61	8.51	12.88	44.29	2.29	406.51	0.00	205.04	32.81	0.00	168.67	2,297.17
2028		29.22	23.24	8.22	10.94	44.29	2.14	387.52	0.00	199.48	30.98	0.00	157.06	2,342.43
2029		27.53	21.90	7.92	10.43	44.29	2.13	373.02	0.00	199.03	29.79	0.00	144.20	2,380.04
2030		26.02	20.87	7.66	10.10	44.29	2.13	360.64	0.00	199.03	28.80	0.00	132.81	2,411.40
Rem.		178.91	158.11	88.82	96.66	44.30	1.78	4,106.96	0.00	2,707.38	305.94	0.00	1,093.64	141.27
Total	50.0	**1,483.30**	**1,751.69**	**275.20**	**358.27**	**44.43**	**2.16**	**13,002.03**	**0.00**	**6,954.06**	**1,022.50**	**0.00**	**5,025.48**	**2,552.67**
Ult.		**8,909.38**	**13,362.33**											

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	3,399.07	PW	25.00% :	1,478.89
PW	8.00% :	2,835.08	PW	30.00% :	1,303.22
PW	12.00% :	2,322.31	PW	35.00% :	1,166.95
PW	15.00% :	2,047.40	PW	40.00% :	1,057.98
PW	20.00% :	1,714.47	PW	50.00% :	894.14

TRC Standard Eco.rpt 2

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106881625
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 7.0 SE NE SW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : ALL NIGHT CRK FED W-4064 1-7
Type : LEASE CASE
Field : K BAR
Operator : DNR OIL AND GAS, INC
Reservoir : PARKMAN
Co., State : CAMPBELL, WY
API No. : 49005245170000

Est. Cum Oil (Mbbl) : **302.93**
Est. Cum Gas (MMcf) : **148.66**
Est. Cum Water (Mbbl) : **318.08**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		5.40	0.00	0.58	0.00	45.15	0.00	26.22	0.00	20.70	2.89	0.00	2.63	2.50
2017		5.23	0.00	0.56	0.00	45.15	0.00	25.36	0.00	20.70	2.80	0.00	1.86	4.11
2018		5.07	0.00	0.54	0.00	45.15	0.00	24.60	0.00	20.70	2.72	0.00	1.19	5.04
2019		4.92	0.00	0.53	0.00	45.15	0.00	23.87	0.00	20.70	2.63	0.00	0.53	5.41
2020		1.81	0.00	0.19	0.00	45.15	0.00	8.77	0.00	7.68	0.97	0.00	0.12	5.49
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**4.4**	**22.42**	**0.00**	**2.41**	**0.00**	**45.15**	**0.00**	**108.83**	**0.00**	**90.48**	**12.01**	**0.00**	**6.33**	**5.49**
Ult.		**325.35**	**148.66**											

Major Phase : Oil
Initial Rate : 456.11 bbl/month
Abandonment : 399.23 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 05/16/2020

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.12875000	0.00000000	0.00000000
Revenue Interest :	0.10750625	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**5.89**	PW	**25.00% :**	**4.53**
PW	**8.00% :**	**5.64**	PW	**30.00% :**	**4.28**
PW	**12.00% :**	**5.35**	PW	**35.00% :**	**4.04**
PW	**15.00% :**	**5.14**	PW	**40.00% :**	**3.83**
PW	**20.00% :**	**4.82**	PW	**50.00% :**	**3.46**

TRC Standard Eco.rpt 3

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 1181957
Reserve Cat. : Proved Producing
Location : 08S 25W 33
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : BLAIR 2
Type : LEASE CASE
Field : KNOLL NORTHEAST
Operator : DNR OIL AND GAS, INC
Reservoir : 0
Co., State : GRAHAM, KS
API No. : 1506521330

Est. Cum Oil (Mbbl) : 65.84
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.60	0.00	0.45	0.00	43.69	0.00	19.67	0.00	15.68	0.05	0.00	3.93	3.75
2017		0.58	0.00	0.43	0.00	43.69	0.00	18.93	0.00	15.68	0.05	0.00	3.19	6.50
2018		0.56	0.00	0.42	0.00	43.69	0.00	18.26	0.00	15.68	0.05	0.00	2.53	8.48
2019		0.54	0.00	0.40	0.00	43.69	0.00	17.62	0.00	15.68	0.05	0.00	1.90	9.82
2020		0.52	0.00	0.39	0.00	43.69	0.00	17.05	0.00	15.68	0.04	0.00	1.33	10.67
2021		0.50	0.00	0.38	0.00	43.69	0.00	16.41	0.00	15.68	0.04	0.00	0.69	11.06
2022		0.36	0.00	0.27	0.00	43.69	0.00	11.77	0.00	11.47	0.03	0.00	0.27	11.21
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**6.7**	**3.66**	**0.00**	**2.74**	**0.00**	**43.69**	**0.00**	**119.71**	**0.00**	**105.57**	**0.31**	**0.00**	**13.84**	**11.21**
Ult.		**69.50**	**0.00**											

Major Phase : Oil
Initial Rate : 50.90 bbl/month
Abandonment : 40.04 bbl/month
Initial Decline : 3.500 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 09/27/2022

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	**1st Rev.**	**2nd Rev.**
Working Interest :	0.93750000	0.00000000	0.00000000
Revenue Interest :	0.74851570	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**12.41**	PW	**25.00% :**	**8.55**
PW	**8.00% :**	**11.66**	PW	**30.00% :**	**7.89**
PW	**12.00% :**	**10.78**	PW	**35.00% :**	**7.32**
PW	**15.00% :**	**10.18**	PW	**40.00% :**	**6.82**
PW	**20.00% :**	**9.30**	PW	**50.00% :**	**5.98**

TRC Standard Eco.rpt 4

Date: 04/04/2016	3:31:36PM		Case : BOBCAT CREEK UNIT 1
Partner :	All Cases		Type : LEASE CASE
Retrieval Code :	106853032		Field : BOBCAT CREEK
Reserve Cat. :	Proved Producing		Operator : DNR OIL AND GAS, INC
Location :	N 38.0/W 77.0/SEC 24.0 SE SE NW		Reservoir : FRONTIER
Archive Set :	Pinnacle YE 2015		Co., State : CONVERSE, WY
			API No. : 49009215970000

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) : **124.45**
Est. Cum Gas (MMcf) : **72.36**
Est. Cum Water (Mbbl) : **7.28**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**124.45**	**72.36**											

Major Phase :	Oil		
Initial Rate :	45.42	bbl/month	
Abandonment :	45.42	bbl/month	
Initial Decline :	50.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED, SHUT IN PER WY

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.87500000	0.00000000	0.00000000
Revenue Interest :	0.68940570	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
5

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 105689049
Reserve Cat. : Proved Producing
Location : N 37.0/E 1.0/SEC 32.0 SE NW NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : BOW & ARROW RANCH 32-2
Type : LEASE CASE
Field : POLICE COULEE
Operator : DNR OIL AND GAS, INC
Reservoir : BOW ISLAND
Co., State : TOOLE, MT
API No. : 25101218000000

Est. Cum Oil (Mbbl) : **0.01**
Est. Cum Gas (MMcf) : **98.94**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**0.01**	**98.94**											

NON-ECONOMIC

Major Phase :	Gas		
Initial Rate :	238.26	Mcf/month	
Abandonment :	238.26	Mcf/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.38867500	0.00000000	0.00000000
Revenue Interest :	0.32626950	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	5.00% :	0.00	PW	25.00% :	0.00
PW	8.00% :	0.00	PW	30.00% :	0.00
PW	12.00% :	0.00	PW	35.00% :	0.00
PW	15.00% :	0.00	PW	40.00% :	0.00
PW	20.00% :	0.00	PW	50.00% :	0.00

TRC Standard Eco.rpt 6

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 115020042526
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 34.0 SE NW SW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : CHANDLER A
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : MISSISSIPPIAN
Co., State : SUMNER, KS
API No. : 15191111650000

Est. Cum Oil (Mbbl) : 183.89
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	1.43	0.00	0.56	0.00	46.88	0.00	26.08	0.00	14.01	2.23	0.00	9.85	9.37
2017	1.37	0.00	0.54	0.00	46.88	0.00	25.10	0.00	14.01	2.14	0.00	8.95	17.08
2018	1.32	0.00	0.52	0.00	46.88	0.00	24.22	0.00	14.01	2.07	0.00	8.14	23.44
2019	1.28	0.00	0.50	0.00	46.88	0.00	23.38	0.00	14.01	1.99	0.00	7.37	28.64
2020	1.24	0.00	0.48	0.00	46.88	0.00	22.62	0.00	14.01	1.93	0.00	6.68	32.91
2021	1.19	0.00	0.46	0.00	46.88	0.00	21.77	0.00	14.01	1.86	0.00	5.90	36.32
2022	1.15	0.00	0.45	0.00	46.88	0.00	21.01	0.00	14.01	1.79	0.00	5.20	39.04
2023	1.11	0.00	0.43	0.00	46.88	0.00	20.27	0.00	14.01	1.73	0.00	4.53	41.19
2024	1.07	0.00	0.42	0.00	46.88	0.00	19.62	0.00	14.01	1.67	0.00	3.93	42.88
2025	1.03	0.00	0.40	0.00	46.88	0.00	18.88	0.00	14.01	1.61	0.00	3.25	44.14
2026	1.00	0.00	0.39	0.00	46.88	0.00	18.22	0.00	14.01	1.55	0.00	2.65	45.07
2027	0.96	0.00	0.37	0.00	46.88	0.00	17.58	0.00	14.01	1.50	0.00	2.07	45.73
2028	0.93	0.00	0.36	0.00	46.88	0.00	17.01	0.00	14.01	1.45	0.00	1.54	46.18
2029	0.89	0.00	0.35	0.00	46.88	0.00	16.37	0.00	14.01	1.40	0.00	0.96	46.43
2030	0.86	0.00	0.34	0.00	46.88	0.00	15.80	0.00	14.01	1.35	0.00	0.43	46.53
Rem.	0.33	0.00	0.13	0.00	46.88	0.00	6.08	0.00	5.47	0.52	0.00	0.10	0.02
Total 15.4	**17.15**	**0.00**	**6.70**	**0.00**	**46.88**	**0.00**	**314.00**	**0.00**	**215.69**	**26.78**	**0.00**	**71.53**	**46.55**
Ult.	**201.04**	**0.00**											

Major Phase : Oil
Initial Rate : 120.62 bbl/month
Abandonment : 69.71 bbl/month
Initial Decline : 3.500 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 05/24/2031

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.39046880	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**56.88**	PW	**25.00% :**	**29.13**
PW	**8.00% :**	**50.28**	PW	**30.00% :**	**25.76**
PW	**12.00% :**	**43.27**	PW	**35.00% :**	**23.06**
PW	**15.00% :**	**39.04**	PW	**40.00% :**	**20.86**
PW	**20.00% :**	**33.43**	PW	**50.00% :**	**17.50**

TRC Standard Eco.rpt 7

Date:	04/04/2016	3:31:36PM	
Partner :	All Cases		
Retrieval Code :	115020042527		
Reserve Cat. :	Proved Producing		
Location :	S 34.0/E 2.0/SEC 33.0 SE NE SE		
Archive Set :	Pinnacle YE 2015		

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2016

Arete Industries

Case : CHANDLER B
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : MISSISSIPPIAN
Co., State : SUMNER, KS
API No. : 15191206120000

Est. Cum Oil (Mbbl) : **450.03**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**450.03**	**0.00**											

Major Phase :	Oil		
Initial Rate :	66.91	bbl/month	
Abandonment :	66.91	bbl/month	
Initial Decline :	4.500	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.41437500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt
8

Date:	04/04/2016	3:31:36PM	
Partner :	All Cases		
Retrieval Code :	104215085		
Reserve Cat. :	Proved Producing		
Location :	33S 43W 05		
Archive Set :	Pinnacle YE 2015		

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2016

Arete Industries

Case :	COOK 1-5
Type :	LEASE CASE
Field :	WALSH
Operator :	TINDALL OPERATING COMPANY
Reservoir :	WABAUNSEE
Co., State :	BACA, CO
API No. :	0500905117

Est. Cum Oil (Mbbl) :	**0.00**
Est. Cum Gas (MMcf) :	**431.65**
Est. Cum Water (Mbbl) :	**0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**0.00**	**431.65**											

Major Phase :	Gas		
Initial Rate :	264.83	Mcf/month	
Abandonment :	264.83	Mcf/month	
Initial Decline :	5.000	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.99334240	0.00000000	0.00000000
Revenue Interest :	0.79467392	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt

9

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106855441
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 SW NE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : COUGHLIN 028447C 1-26
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050810002

Est. Cum Oil (Mbbl) : 56.92
Est. Cum Gas (MMcf) : 0.15
Est. Cum Water (Mbbl) : 218.69

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**56.92**	**0.15**											

Major Phase :	Oil		
Initial Rate :	18.59	bbl/month	
Abandonment :	18.59	bbl/month	
Initial Decline :	10.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	**0.00**		**PW 25.00% :**	**0.00**
PW 8.00% :	**0.00**		**PW 30.00% :**	**0.00**
PW 12.00% :	**0.00**		**PW 35.00% :**	**0.00**
PW 15.00% :	**0.00**		**PW 40.00% :**	**0.00**
PW 20.00% :	**0.00**		**PW 50.00% :**	**0.00**

TRC Standard Eco.rpt 10

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106873738
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 SE NW NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : COUGHLIN 02844ZC 10
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : LAKOTA
Co., State : ALBANY, WY
API No. : 49001201000000

Est. Cum Oil (Mbbl) : 44.66
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 383.18

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**44.66**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	0.97	bbl/month	
Abandonment :	0.97	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 11

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106840347
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 SW NE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : COUGHLIN 13
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : SHANNON
Co., State : ALBANY, WY
API No. : 49001201020000

Est. Cum Oil (Mbbl) : 19.95
Est. Cum Gas (MMcf) : 199.22
Est. Cum Water (Mbbl) : 0.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**19.95**	**199.22**											

Major Phase : Gas
Initial Rate : 0.00 Mcf/month
Abandonment : 0.00 Mcf/month
Initial Decline : 0.000 %/year b = 0.00
Initial Ratio : 0.000 bbl/Mcf
Abandon Ratio : 0.000 bbl/Mcf
Abandon Day : 01/01/2016

GAS SALES BEGAN IN OCT, 2014; USE 20% SHRINK

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt
12

ECONOMIC PROJECTION

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106840368
Reserve Cat. : Proved Producing
Location : 16N 77W 26
Archive Set : Pinnacle YE 2015

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : COUGHLIN 14
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : DAKOTA
Co., State : ALBANY, WY
API No. : 4900120093

Est. Cum Oil (Mbbl) : 5.70
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 5.27

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**5.70**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 13

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106877781
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 NE SW NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : COUGHLIN GOVT 028447B 7
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050820000

Est. Cum Oil (Mbbl) : 25.48
Est. Cum Gas (MMcf) : 0.06
Est. Cum Water (Mbbl) : 621.22

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**25.48**	**0.06**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	16.87	bbl/month	
Abandonment :	16.87	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
14

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106833463
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 26.0 SW NW NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : COUGHLIN GOVT 6
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050850000

Est. Cum Oil (Mbbl) : 14.20
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 63.84

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**14.20**	**0.00**											

NON-ECONOMIC

Major Phase : Oil
Initial Rate : 12.65 bbl/month
Abandonment : 12.65 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2016

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 15

Date:	04/04/2016 3:31:36PM			Case :	COUGHLIN, LOUIS 5
Partner :	All Cases			**Type :**	LEASE CASE
Retrieval Code :	106885191			**Field :**	REX LAKE
Reserve Cat. :	Proved Producing			**Operator :**	DNR OIL AND GAS, INC
Location :	16N 77W 26			**Reservoir :**	SHANNON
Archive Set :	Pinnacle YE 2015			**Co., State :**	ALBANY, WY
				API No. :	4900105084

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) :	**0.00**
Est. Cum Gas (MMcf) :	**145.03**
Est. Cum Water (Mbbl) :	**0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**0.00**	**145.03**											

Major Phase :	Gas		
Initial Rate :	0.00	Mcf/month	
Abandonment :	0.00	Mcf/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2016		

52% GAS SALES IN DEC, 2014, USE 50% GAS SHRINKAGE

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 16

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106853053
Reserve Cat. : Proved Producing
Location : N 38.0/W 77.0/SEC 24.0 NE SE SE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : COYOTE SMITH 1
Type : LEASE CASE
Field : BOBCAT CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : FRONTIER
Co., State : CONVERSE, WY
API No. : 49009219420000

Est. Cum Oil (Mbbl) : 114.94
Est. Cum Gas (MMcf) : 122.34
Est. Cum Water (Mbbl) : 0.01

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	1.53	0.00	0.78	0.00	45.66	0.00	35.54	0.00	25.40	3.92	0.00	6.22	5.93
2017	1.44	0.00	0.73	0.00	45.66	0.00	33.31	0.00	25.40	3.68	0.00	4.24	9.59
2018	1.35	0.00	0.69	0.00	45.66	0.00	31.32	0.00	25.40	3.46	0.00	2.46	11.52
2019	1.27	0.00	0.64	0.00	45.66	0.00	29.44	0.00	25.40	3.25	0.00	0.79	12.08
2020	0.02	0.00	0.01	0.00	45.66	0.00	0.39	0.00	0.34	0.04	0.00	0.01	12.09
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **4.0**	**5.61**	**0.00**	**2.85**	**0.00**	**45.66**	**0.00**	**129.99**	**0.00**	**101.92**	**14.35**	**0.00**	**13.72**	**12.09**
Ult.	**120.54**	**122.34**											

Major Phase :	Oil		
Initial Rate :	131.46	bbl/month	
Abandonment :	102.57	bbl/month	
Initial Decline :	6.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/05/2020		

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.64285700	0.00000000	0.00000000
Revenue Interest :	0.50768451	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**12.86**	PW	**25.00% :**	**10.17**
PW	**8.00% :**	**12.39**	PW	**30.00% :**	**9.64**
PW	**12.00% :**	**11.80**	PW	**35.00% :**	**9.16**
PW	**15.00% :**	**11.38**	PW	**40.00% :**	**8.71**
PW	**20.00% :**	**10.75**	PW	**50.00% :**	**7.93**

TRC Standard Eco.rpt 17

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 1186745
Reserve Cat. : Proved Producing
Location : 31S 22W 01
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : DAILY 1-1 MORR
Type : LEASE CASE
Field : GRANGER CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : UPPER KEARNY MEMBER
Co., State : CLARK, KS
API No. : 1502520096

Est. Cum Oil (Mbbl) : **335.16**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		4.99	0.00	3.99	0.00	43.52	0.00	173.64	0.00	43.16	7.90	0.00	122.58	116.69
2017		4.80	0.00	3.84	0.00	43.52	0.00	167.11	0.00	43.16	7.60	0.00	116.34	216.94
2018		4.63	0.00	3.71	0.00	43.52	0.00	161.26	0.00	43.16	7.34	0.00	110.76	303.33
2019		4.47	0.00	3.58	0.00	43.52	0.00	155.62	0.00	43.16	7.08	0.00	105.38	377.74
2020		4.33	0.00	3.46	0.00	43.52	0.00	150.58	0.00	43.16	6.85	0.00	100.57	442.02
2021		4.16	0.00	3.33	0.00	43.52	0.00	144.91	0.00	43.16	6.59	0.00	95.15	497.07
2022		4.02	0.00	3.21	0.00	43.52	0.00	139.84	0.00	43.16	6.36	0.00	90.32	544.38
2023		3.88	0.00	3.10	0.00	43.52	0.00	134.95	0.00	43.16	6.14	0.00	85.65	584.98
2024		3.75	0.00	3.00	0.00	43.52	0.00	130.58	0.00	43.16	5.94	0.00	81.48	619.95
2025		3.61	0.00	2.89	0.00	43.52	0.00	125.66	0.00	43.16	5.72	0.00	76.78	649.78
2026		3.48	0.00	2.79	0.00	43.52	0.00	121.27	0.00	43.16	5.52	0.00	72.59	675.31
2027		3.36	0.00	2.69	0.00	43.52	0.00	117.03	0.00	43.16	5.32	0.00	68.54	697.12
2028		3.25	0.00	2.60	0.00	43.52	0.00	113.24	0.00	43.16	5.15	0.00	64.92	715.83
2029		3.13	0.00	2.50	0.00	43.52	0.00	108.97	0.00	43.16	4.96	0.00	60.85	731.70
2030		3.02	0.00	2.42	0.00	43.52	0.00	105.16	0.00	43.16	4.78	0.00	57.21	745.21
Rem.		46.90	0.00	37.52	0.00	43.52	0.00	1,632.93	0.00	1,002.23	74.30	0.00	556.40	69.04
Total	**38.2**	**105.78**	**0.00**	**84.62**	**0.00**	**43.52**	**0.00**	**3,682.76**	**0.00**	**1,649.69**	**167.57**	**0.00**	**1,865.50**	**814.26**
Ult.		**440.94**	**0.00**											

Major Phase :	Oil		
Initial Rate :	422.18	bbl/month	
Abandonment :	108.17	bbl/month	
Initial Decline :	3.500	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	03/22/2054		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**1,157.18**	PW	**25.00% :**	**420.26**
PW	**8.00% :**	**926.04**	PW	**30.00% :**	**361.44**
PW	**12.00% :**	**725.33**	PW	**35.00% :**	**317.11**
PW	**15.00% :**	**622.14**	PW	**40.00% :**	**282.55**
PW	**20.00% :**	**501.89**	PW	**50.00% :**	**232.15**

TRC Standard Eco.rpt 18

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 104208440
Reserve Cat. : Proved Producing
Location : 07N 59W 27
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : DELBERT 1
Type : LEASE CASE
Field : COUNTY LINE
Operator : TINDALL OPERATING COMPANY
Reservoir : D SAND
Co., State : WELD, CO
API No. : 0512314785

Est. Cum Oil (Mbbl) : 24.71
Est. Cum Gas (MMcf) : 151.17
Est. Cum Water (Mbbl) : 1.40

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**24.71**	**151.17**											

Major Phase :	Oil		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt 19

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 104205430
Reserve Cat. : Proved Producing
Location : 07N 58W 07
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : DOROTHY 1
Type : LEASE CASE
Field : WILD HORSE
Operator : TINDALL OPERATING COMPANY
Reservoir : D SAND
Co., State : WELD, CO
API No. : 0512311271

Est. Cum Oil (Mbbl) : 75.15
Est. Cum Gas (MMcf) : 260.75
Est. Cum Water (Mbbl) : 2.81

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.37	0.97	0.30	0.77	41.87	3.78	15.37	0.00	11.18	1.11	0.00	3.08	3.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.9**	**0.37**	**0.97**	**0.30**	**0.77**	**41.87**	**3.78**	**15.37**	**0.00**	**11.18**	**1.11**	**0.00**	**3.08**	**3.00**
Ult.		**75.52**	**261.72**											

Major Phase :	Oil		
Initial Rate :	42.63	bbl/month	
Abandonment :	26.37	bbl/month	
Initial Decline :	44.627	%/year	b = 0.50
Initial Ratio :	2.630	Mcf/bbl	
Abandon Ratio :	2.572	Mcf/bbl	
Abandon Day :	12/02/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**3.04**	PW	**25.00% :**	**2.87**
PW	**8.00% :**	**3.01**	PW	**30.00% :**	**2.83**
PW	**12.00% :**	**2.98**	PW	**35.00% :**	**2.80**
PW	**15.00% :**	**2.95**	PW	**40.00% :**	**2.76**
PW	**20.00% :**	**2.91**	PW	**50.00% :**	**2.69**

TRC Standard Eco.rpt
20

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106841503
Reserve Cat. : Proved Producing
Location : N 49.0/W 73.0/SEC 1.0 SE NW SE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : DOUD 1
Type : LEASE CASE
Field : DOUD SOUTHEAST
Operator : DNR OIL AND GAS, INC
Reservoir : MINNELUSA
Co., State : CAMPBELL, WY
API No. : 49005290900000

Est. Cum Oil (Mbbl) : 98.53
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 7.19

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**98.53**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.46700000	0.00000000	0.00000000
Revenue Interest :	0.37360000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 21

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106841416
Reserve Cat. : Proved Producing
Location : N 51.0/W 75.0/SEC 13.0 E2 NE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : ECHETA UNIT 49-088910 1
Type : LEASE CASE
Field : ECHETA
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005279350000

Est. Cum Oil (Mbbl) : 11.84
Est. Cum Gas (MMcf) : 442.93
Est. Cum Water (Mbbl) : 5.52

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**11.84**	**442.93**											

NON-ECONOMIC

Major Phase :	Gas	
Initial Rate :	160.33	Mcf/month
Abandonment :	160.33	Mcf/month
Initial Decline :	5.000	%/year b = 0.00
Initial Ratio :	0.000	bbl/Mcf
Abandon Ratio :	0.000	bbl/Mcf
Abandon Day :	01/01/2016	

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.14676500	0.00000000	0.00000000
Revenue Interest :	0.12401720	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
22

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106857954
Reserve Cat. : Proved Producing
Location : N 41.0/W 66.0/SEC 32.0 C NE NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : FED 013426 A 1 (Aka Govt Canada)
Type : LEASE CASE
Field : CHEYENNE RIVER
Operator : DNR OIL AND GAS, INC
Reservoir : NEWCASTLE
Co., State : NIOBRARA, WY
API No. : 49027060960000

Est. Cum Oil (Mbbl) : **435.29**
Est. Cum Gas (MMcf) : **134.47**
Est. Cum Water (Mbbl) : **26.89**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	2.46	0.00	0.92	0.00	45.42	0.00	41.59	0.00	30.74	4.59	0.00	6.26	5.96
2017	2.36	0.00	0.88	0.00	45.42	0.00	39.81	0.00	30.74	4.40	0.00	4.68	9.99
2018	2.26	0.00	0.84	0.00	45.42	0.00	38.22	0.00	30.74	4.22	0.00	3.26	12.54
2019	2.17	0.00	0.81	0.00	45.42	0.00	36.69	0.00	30.74	4.05	0.00	1.90	13.89
2020	2.09	0.00	0.78	0.00	45.42	0.00	35.32	0.00	30.74	3.90	0.00	0.68	14.33
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	14.33
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **5.0**	**11.34**	**0.00**	**4.22**	**0.00**	**45.42**	**0.00**	**191.64**	**0.00**	**153.70**	**21.16**	**0.00**	**16.78**	**14.33**
Ult.	**446.62**	**134.47**											

Major Phase : Oil
Initial Rate : 208.76 bbl/month
Abandonment : 170.22 bbl/month
Initial Decline : 4.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 12/31/2020

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.45115630	0.00000000	0.00000000
Revenue Interest :	0.37220390	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**15.48**	PW	**25.00% :**	**11.60**
PW	**8.00% :**	**14.77**	PW	**30.00% :**	**10.88**
PW	**12.00% :**	**13.91**	PW	**35.00% :**	**10.24**
PW	**15.00% :**	**13.31**	PW	**40.00% :**	**9.66**
PW	**20.00% :**	**12.41**	PW	**50.00% :**	**8.65**

TRC Standard Eco.rpt 23

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106866619
Reserve Cat. : Proved Producing
Location : N 43.0/W 69.0/SEC 2.0 SE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : FED W-30177 2-31
Type : LEASE CASE
Field : HA CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005242000001

Est. Cum Oil (Mbbl) : 14.47
Est. Cum Gas (MMcf) : 234.18
Est. Cum Water (Mbbl) : 42.28

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**14.47**	**234.18**											

Major Phase :	Gas		
Initial Rate :	4.40	Mcf/month	
Abandonment :	4.40	Mcf/month	
Initial Decline :	5.000	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84062500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 24

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106881600
Reserve Cat. : Proved Producing
Location : N 43.0/W 69.0/SEC 2.0 C NW SE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : FED W-30177 2-33
Type : LEASE CASE
Field : HA CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005240790000

Est. Cum Oil (Mbbl) : 18.25
Est. Cum Gas (MMcf) : 467.54
Est. Cum Water (Mbbl) : 0.48

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.09	0.91	0.08	0.77	45.15	0.70	3.99	0.00	2.68	0.45	0.00	0.87	0.83
2017		0.08	0.84	0.07	0.71	45.15	0.70	3.69	0.00	2.68	0.42	0.00	0.59	1.34
2018		0.08	0.79	0.07	0.66	45.15	0.70	3.43	0.00	2.68	0.39	0.00	0.37	1.63
2019		0.07	0.74	0.06	0.62	45.15	0.70	3.21	0.00	2.68	0.36	0.00	0.17	1.75
2020		0.04	0.37	0.03	0.31	45.15	0.70	1.64	0.00	1.41	0.19	0.00	0.04	1.78
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**4.5**	**0.36**	**3.65**	**0.31**	**3.07**	**45.15**	**0.70**	**15.97**	**0.00**	**12.12**	**1.81**	**0.00**	**2.04**	**1.78**
Ult.		**18.62**	**471.20**											

Major Phase :	Oil		
Initial Rate :	7.88	bbl/month	
Abandonment :	5.73	bbl/month	
Initial Decline :	7.946	%/year	b = 1.00
Initial Ratio :	10.032	Mcf/bbl	
Abandon Ratio :	10.023	Mcf/bbl	
Abandon Day :	07/13/2020		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84062500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**1.90**	PW	**25.00% :**	**1.47**
PW	**8.00% :**	**1.83**	PW	**30.00% :**	**1.39**
PW	**12.00% :**	**1.73**	PW	**35.00% :**	**1.32**
PW	**15.00% :**	**1.66**	PW	**40.00% :**	**1.25**
PW	**20.00% :**	**1.56**	PW	**50.00% :**	**1.13**

TRC Standard Eco.rpt 25

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106881594
Reserve Cat. : Proved Producing
Location : N 43.0/W 69.0/SEC 2.0 SE NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : FED W-30177 42-2
Type : LEASE CASE
Field : HA CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005240290000

Est. Cum Oil (Mbbl) : 40.83
Est. Cum Gas (MMcf) : 707.77
Est. Cum Water (Mbbl) : 1.62

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**40.83**	**707.77**											

Major Phase : Gas
Initial Rate : 5.16 Mcf/month
Abandonment : 5.16 Mcf/month
Initial Decline : 4.000 %/year b = 0.00
Initial Ratio : 0.000 bbl/Mcf
Abandon Ratio : 0.000 bbl/Mcf
Abandon Day : 01/01/2016

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84062500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	5.00% :	0.00	PW	25.00% :	0.00
PW	8.00% :	0.00	PW	30.00% :	0.00
PW	12.00% :	0.00	PW	35.00% :	0.00
PW	15.00% :	0.00	PW	40.00% :	0.00
PW	20.00% :	0.00	PW	50.00% :	0.00

TRC Standard Eco.rpt 26

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106866718
Reserve Cat. : Proved Producing
Location : N 46.0/W 72.0/SEC 18.0 NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : FEDERAL (LINDSEY) 1-18
Type : LEASE CASE
Field : BUFF
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005265710000

Est. Cum Oil (Mbbl) : **36.36**
Est. Cum Gas (MMcf) : **128.53**
Est. Cum Water (Mbbl) : **3.40**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**36.36**	**128.53**											

NON-ECONOMIC

Major Phase : Oil
Initial Rate : 11.26 bbl/month
Abandonment : 11.26 bbl/month
Initial Decline : 5.000 %/year b = 0.00
Initial Ratio : 6.226 Mcf/bbl
Abandon Ratio : 6.226 Mcf/bbl
Abandon Day : 01/01/2016

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.81250000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 27

ECONOMIC PROJECTION

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106874197
Reserve Cat. : Proved Producing
Location : N 46.0/W 72.0/SEC 19.0 NE SE NW
Archive Set : Pinnacle YE 2015

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : FEDERAL 1-19
Type : LEASE CASE
Field : BUFF
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005266300000

Est. Cum Oil (Mbbl) : **33.80**
Est. Cum Gas (MMcf) : **591.30**
Est. Cum Water (Mbbl) : **0.83**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.08	4.81	0.06	3.42	45.15	3.29	14.02	0.00	6.01	1.77	0.00	6.24	5.94
2017		0.07	4.51	0.06	3.20	45.15	3.29	13.09	0.00	6.01	1.66	0.00	5.42	10.62
2018		0.06	4.24	0.05	3.01	45.15	3.29	12.27	0.00	6.01	1.55	0.00	4.71	14.29
2019		0.06	3.99	0.05	2.83	45.15	3.29	11.52	0.00	6.01	1.46	0.00	4.05	17.15
2020		0.06	3.76	0.05	2.67	45.15	3.29	10.85	0.00	6.01	1.37	0.00	3.46	19.37
2021		0.05	3.52	0.04	2.50	45.15	3.29	10.17	0.00	6.01	1.29	0.00	2.87	21.03
2022		0.05	3.31	0.04	2.35	45.15	3.29	9.57	0.00	6.01	1.21	0.00	2.34	22.26
2023		0.05	3.11	0.04	2.21	45.15	3.29	9.01	0.00	6.01	1.14	0.00	1.85	23.14
2024		0.04	2.93	0.04	2.08	45.15	3.29	8.50	0.00	6.01	1.08	0.00	1.42	23.75
2025		0.04	2.75	0.03	1.95	45.15	3.29	7.99	0.00	6.01	1.01	0.00	0.97	24.12
2026		0.04	2.59	0.03	1.83	45.15	3.29	7.53	0.00	6.01	0.95	0.00	0.57	24.33
2027		0.04	2.43	0.03	1.72	45.15	3.29	7.11	0.00	6.01	0.90	0.00	0.20	24.39
2028		0.00	0.18	0.00	0.13	45.15	3.29	0.53	0.00	0.45	0.07	0.00	0.01	24.39
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**12.1**	**0.64**	**42.15**	**0.53**	**29.90**	**45.15**	**3.29**	**122.16**	**0.00**	**72.60**	**15.45**	**0.00**	**34.11**	**24.39**
Ult.		**34.45**	**633.45**											

Major Phase : Oil
Initial Rate : 6.52 bbl/month
Abandonment : 3.14 bbl/month
Initial Decline : 8.510 %/year b = 1.00
Initial Ratio : 63.327 Mcf/bbl
Abandon Ratio : 62.195 Mcf/bbl
Abandon Day : 01/28/2028

60 MCFM NOT SOLD, PRESUME USED ON LEASE

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**28.59**	PW	**25.00% :**	**16.52**
PW	**8.00% :**	**25.94**	PW	**30.00% :**	**14.85**
PW	**12.00% :**	**22.99**	PW	**35.00% :**	**13.46**
PW	**15.00% :**	**21.14**	PW	**40.00% :**	**12.31**
PW	**20.00% :**	**18.57**	PW	**50.00% :**	**10.49**

TRC Standard Eco.rpt 28

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106842420
Reserve Cat. : Proved Producing
Location : N 44.0/W 66.0/SEC 7.0 NW SW NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : FEDERAL ACKERMAN 1
Type : LEASE CASE
Field : LODGEPOLE CREEK
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : WESTON, WY
API No. : 49045208340000

Est. Cum Oil (Mbbl) : 24.51
Est. Cum Gas (MMcf) : 22.18
Est. Cum Water (Mbbl) : 1.66

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.65	0.00	0.53	0.00	45.80	0.00	24.43	0.00	3.14	2.70	0.00	18.59	17.69
2017		0.62	0.00	0.51	0.00	45.80	0.00	23.38	0.00	3.14	2.58	0.00	17.66	32.91
2018		0.60	0.00	0.49	0.00	45.80	0.00	22.45	0.00	3.14	2.48	0.00	16.83	46.04
2019		0.57	0.00	0.47	0.00	45.80	0.00	21.55	0.00	3.14	2.38	0.00	16.03	57.36
2020		0.55	0.00	0.45	0.00	45.80	0.00	20.75	0.00	3.14	2.29	0.00	15.31	67.14
2021		0.53	0.00	0.43	0.00	45.80	0.00	19.86	0.00	3.14	2.19	0.00	14.52	75.55
2022		0.51	0.00	0.42	0.00	45.80	0.00	19.07	0.00	3.14	2.11	0.00	13.82	82.78
2023		0.49	0.00	0.40	0.00	45.80	0.00	18.31	0.00	3.14	2.02	0.00	13.14	89.02
2024		0.47	0.00	0.38	0.00	45.80	0.00	17.62	0.00	3.14	1.95	0.00	12.53	94.39
2025		0.45	0.00	0.37	0.00	45.80	0.00	16.87	0.00	3.14	1.86	0.00	11.86	99.00
2026		0.43	0.00	0.35	0.00	45.80	0.00	16.20	0.00	3.14	1.79	0.00	11.26	102.96
2027		0.41	0.00	0.34	0.00	45.80	0.00	15.55	0.00	3.14	1.72	0.00	10.69	106.37
2028		0.40	0.00	0.33	0.00	45.80	0.00	14.97	0.00	3.14	1.65	0.00	10.17	109.30
2029		0.38	0.00	0.31	0.00	45.80	0.00	14.33	0.00	3.14	1.58	0.00	9.60	111.80
2030		0.37	0.00	0.30	0.00	45.80	0.00	13.76	0.00	3.14	1.52	0.00	9.09	113.95
Rem.		6.49	0.00	5.32	0.00	45.80	0.00	243.84	0.00	103.16	26.92	0.00	113.76	12.17
Total	47.8	**13.92**	**0.00**	**11.42**	**0.00**	**45.80**	**0.00**	**522.92**	**0.00**	**150.32**	**57.73**	**0.00**	**314.87**	**126.12**
Ult.		**38.43**	**22.18**											

Major Phase :	Oil		
Initial Rate :	55.20	bbl/month	
Abandonment :	7.84	bbl/month	
Initial Decline :	4.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	10/27/2063		

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**183.55**	PW	**25.00% :**	**64.05**
PW	**8.00% :**	**144.43**	PW	**30.00% :**	**55.02**
PW	**12.00% :**	**111.81**	PW	**35.00% :**	**48.23**
PW	**15.00% :**	**95.45**	PW	**40.00% :**	**42.95**
PW	**20.00% :**	**76.67**	PW	**50.00% :**	**35.27**

TRC Standard Eco.rpt 29

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 1180934
Reserve Cat. : Proved Producing
Location : 29S 39W 27
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : GOERTZEN 1-27
Type : LEASE CASE
Field : BIG BOW
Operator : DNR OIL AND GAS, INC
Reservoir : 0
Co., State : STANTON, KS
API No. : 1518720630

Est. Cum Oil (Mbbl) : 83.06
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**83.06**	**0.00**											

NON-ECONOMIC

Major Phase : Oil
Initial Rate : 0.00 bbl/month
Abandonment : 0.00 bbl/month
Initial Decline : 0.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2016

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.48281200	0.00000000	0.00000000
Revenue Interest :	0.41039063	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
30

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 1180936
Reserve Cat. : Proved Producing
Location : 29S 39W 27
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : JULIAN SWD
Type : LEASE CASE
Field : BIG BOW
Operator : HARRIS OIL AND GAS COMPANY
Reservoir :
Co., State : STANTON, KS
API No. : 1518720654

Est. Cum Oil (Mbbl) : **17.33**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**17.33**	**0.00**											

Major Phase : Oil
Initial Rate : 0.00 bbl/month
Abandonment : 0.00 bbl/month
Initial Decline : 0.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2016

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.30731700	0.00000000	0.00000000
Revenue Interest :	0.30731700	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 31

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106840772
Reserve Cat. : Proved Producing
Location : N 51.0/W 73.0/SEC 33.0 SE
Archive Set : Pinnacle YE 2015

Case : KING-FED-0192636 1
Type : LEASE CASE
Field : KITTY
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005208190000

Est. Cum Oil (Mbbl) : **107.44**
Est. Cum Gas (MMcf) : **936.08**
Est. Cum Water (Mbbl) : **0.76**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	0.85	5.87	0.68	4.70	45.15	1.66	38.57	0.00	9.11	4.41	0.00	25.05	23.88
2017	0.72	5.63	0.58	4.51	45.15	1.66	33.63	0.00	9.11	3.86	0.00	20.66	41.70
2018	0.63	5.43	0.50	4.34	45.15	1.66	29.99	0.00	9.11	3.45	0.00	17.42	55.30
2019	0.56	5.24	0.45	4.19	45.15	1.66	27.14	0.00	9.11	3.13	0.00	14.89	65.83
2020	0.50	5.08	0.40	4.06	45.15	1.66	24.90	0.00	9.11	2.88	0.00	12.91	74.08
2021	0.46	4.90	0.36	3.92	45.15	1.66	22.93	0.00	9.11	2.66	0.00	11.16	80.54
2022	0.42	4.74	0.33	3.79	45.15	1.66	21.33	0.00	9.11	2.48	0.00	9.74	85.65
2023	0.38	4.59	0.31	3.68	45.15	1.66	19.96	0.00	9.11	2.32	0.00	8.52	89.69
2024	0.36	4.47	0.29	3.57	45.15	1.66	18.82	0.00	9.11	2.20	0.00	7.51	92.92
2025	0.33	4.32	0.27	3.46	45.15	1.66	17.72	0.00	9.11	2.07	0.00	6.54	95.46
2026	0.31	4.19	0.25	3.35	45.15	1.66	16.79	0.00	9.11	1.96	0.00	5.71	97.47
2027	0.29	4.07	0.23	3.25	45.15	1.66	15.95	0.00	9.11	1.87	0.00	4.97	99.05
2028	0.28	3.96	0.22	3.16	45.15	1.66	15.24	0.00	9.11	1.79	0.00	4.34	100.30
2029	0.26	3.83	0.21	3.06	45.15	1.66	14.51	0.00	9.11	1.70	0.00	3.70	101.27
2030	0.25	3.71	0.20	2.97	45.15	1.66	13.88	0.00	9.11	1.63	0.00	3.14	102.01
Rem.	1.51	23.89	1.21	19.11	45.15	1.66	86.05	0.00	66.27	10.13	0.00	9.64	1.74
Total 22.3	**8.11**	**93.91**	**6.49**	**75.13**	**45.15**	**1.66**	**417.38**	**0.00**	**202.89**	**48.57**	**0.00**	**165.92**	**103.75**
Ult.	**115.55**	**1,030.00**											

Major Phase : Oil
Initial Rate : 77.40 bbl/month
Abandonment : 14.85 bbl/month
Initial Decline : 17.249 %/year b = 1.00
Initial Ratio : 6.434 Mcf/bbl
Abandon Ratio : 16.445 Mcf/bbl
Abandon Day : 04/12/2038

ALL PRODUCED GAS IS SALES GAS

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**128.24**	PW	**25.00% :**	**65.58**
PW	**8.00% :**	**112.40**	PW	**30.00% :**	**58.47**
PW	**12.00% :**	**96.30**	PW	**35.00% :**	**52.79**
PW	**15.00% :**	**86.90**	PW	**40.00% :**	**48.15**
PW	**20.00% :**	**74.73**	PW	**50.00% :**	**41.01**

TRC Standard Eco.rpt 32

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 104207375
Reserve Cat. : Proved Producing
Location : 07N 59W 13
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : LIND 3
Type : LEASE CASE
Field : GEMINI
Operator : TINDALL OPERATING COMPANY
Reservoir : D SAND
Co., State : WELD, CO
API No. : 0512313664

Est. Cum Oil (Mbbl) : 25.72
Est. Cum Gas (MMcf) : 194.97
Est. Cum Water (Mbbl) : 25.22

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**25.72**	**194.97**											

Major Phase : Gas
Initial Rate : 297.82 Mcf/month
Abandonment : 297.82 Mcf/month
Initial Decline : 25.331 %/year b = 1.00
Initial Ratio : 0.069 bbl/Mcf
Abandon Ratio : 0.069 bbl/Mcf
Abandon Day : 01/01/2016

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 33

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106889221
Reserve Cat. : Proved Producing
Location : N 46.0/W 72.0/SEC 18.0 SE SE SW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : LINDSEY 1
Type : LEASE CASE
Field : BUFF
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005263860000

Est. Cum Oil (Mbbl) : 45.27
Est. Cum Gas (MMcf) : 171.16
Est. Cum Water (Mbbl) : 0.30

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**45.27**	**171.16**											

Major Phase :	Oil		
Initial Rate :	6.96	bbl/month	
Abandonment :	6.96	bbl/month	
Initial Decline :	5.732	%/year	b = 1.50
Initial Ratio :	43.301	Mcf/bbl	
Abandon Ratio :	43.301	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82125000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 34

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106841262
Reserve Cat. : Proved Producing
Location : N 46.0/W 72.0/SEC 18.0 NW SE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : LINDSEY 2
Type : LEASE CASE
Field : BUFF
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005265200000

Est. Cum Oil (Mbbl) : **109.45**
Est. Cum Gas (MMcf) : **586.38**
Est. Cum Water (Mbbl) : **1.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	0.52	11.27	0.43	9.30	45.15	2.90	46.32	0.00	16.06	5.65	0.00	24.62	23.45
2017	0.48	10.56	0.40	8.71	45.15	2.90	43.18	0.00	16.06	5.27	0.00	21.85	42.28
2018	0.45	9.96	0.37	8.21	45.15	2.90	40.53	0.00	16.06	4.95	0.00	19.52	57.51
2019	0.42	9.42	0.35	7.77	45.15	2.90	38.19	0.00	16.06	4.67	0.00	17.47	69.86
2020	0.40	8.96	0.33	7.39	45.15	2.90	36.21	0.00	16.06	4.43	0.00	15.73	79.91
2021	0.37	8.50	0.31	7.01	45.15	2.90	34.24	0.00	16.06	4.19	0.00	14.00	88.01
2022	0.35	8.10	0.29	6.69	45.15	2.90	32.56	0.00	16.06	3.98	0.00	12.52	94.58
2023	0.34	7.74	0.28	6.39	45.15	2.90	31.04	0.00	16.06	3.80	0.00	11.19	99.88
2024	0.32	7.43	0.26	6.13	45.15	2.90	29.73	0.00	16.06	3.64	0.00	10.04	104.19
2025	0.31	7.11	0.25	5.87	45.15	2.90	28.38	0.00	16.06	3.47	0.00	8.85	107.63
2026	0.29	6.83	0.24	5.64	45.15	2.90	27.22	0.00	16.06	3.33	0.00	7.83	110.39
2027	0.28	6.57	0.23	5.42	45.15	2.90	26.15	0.00	16.06	3.20	0.00	6.89	112.58
2028	0.27	6.35	0.22	5.24	45.15	2.90	25.23	0.00	16.06	3.09	0.00	6.08	114.33
2029	0.26	6.11	0.21	5.04	45.15	2.90	24.24	0.00	16.06	2.97	0.00	5.22	115.69
2030	0.25	5.91	0.21	4.87	45.15	2.90	23.39	0.00	16.06	2.86	0.00	4.47	116.75
Rem.	1.57	37.67	1.30	31.08	45.15	2.90	148.63	0.00	116.34	18.21	0.00	14.08	2.53
Total 22.3	**6.88**	**158.51**	**5.68**	**130.77**	**45.15**	**2.90**	**635.24**	**0.00**	**357.18**	**77.71**	**0.00**	**200.35**	**119.28**
Ult.	**116.33**	**744.89**											

Major Phase :	Oil		
Initial Rate :	44.97	bbl/month	
Abandonment :	16.09	bbl/month	
Initial Decline :	7.737	%/year	b = 1.00
Initial Ratio :	21.538	Mcf/bbl	
Abandon Ratio :	24.035	Mcf/bbl	
Abandon Day :	04/01/2038		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**150.81**	PW	**25.00% :**	**71.83**
PW	**8.00% :**	**130.34**	PW	**30.00% :**	**63.31**
PW	**12.00% :**	**109.83**	PW	**35.00% :**	**56.60**
PW	**15.00% :**	**98.02**	PW	**40.00% :**	**51.19**
PW	**20.00% :**	**82.96**	PW	**50.00% :**	**43.00**

TRC Standard Eco.rpt 35

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106841177
Reserve Cat. : Proved Producing
Location : N 41.0/W 75.0/SEC 13.0 SW NE SE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : MARION HARRIS FEDERAL 1
Type : LEASE CASE
Field : NINEMILE
Operator : DNR OIL AND GAS, INC
Reservoir : FRONTIER
Co., State : CAMPBELL, WY
API No. : 49005256090000

Est. Cum Oil (Mbbl) : **70.13**
Est. Cum Gas (MMcf) : **234.44**
Est. Cum Water (Mbbl) : **0.16**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.18	0.04	0.13	0.03	45.15	1.01	5.94	0.00	5.21	0.66	0.00	0.07	0.07
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.1**	**0.18**	**0.04**	**0.13**	**0.03**	**45.15**	**1.01**	**5.94**	**0.00**	**5.21**	**0.66**	**0.00**	**0.07**	**0.07**
Ult.		**70.31**	**234.49**											

Major Phase :	Oil		
Initial Rate :	99.80	bbl/month	
Abandonment :	99.06	bbl/month	
Initial Decline :	5.000	%/year	b = 0.00
Initial Ratio :	0.258	Mcf/bbl	
Abandon Ratio :	0.232	Mcf/bbl	
Abandon Day :	02/23/2016		

THIS WELL HAS PRODUCED ONLY 0-5 DAYS A MONTH SINCE 2001

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.74214600	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.07**	PW	**25.00% :**	**0.07**
PW	**8.00% :**	**0.07**	PW	**30.00% :**	**0.07**
PW	**12.00% :**	**0.07**	PW	**35.00% :**	**0.07**
PW	**15.00% :**	**0.07**	PW	**40.00% :**	**0.07**
PW	**20.00% :**	**0.07**	PW	**50.00% :**	**0.07**

TRC Standard Eco.rpt 36

ECONOMIC PROJECTION

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 115020261823
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 28.0 SW SW SE
Archive Set : Pinnacle YE 2015

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : MCCORGARY 1
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : WILCOX
Co., State : SUMNER, KS
API No. : 15191223900000

Est. Cum Oil (Mbbl) : **33.29**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	1.37	0.00	0.57	0.00	46.88	0.00	26.69	0.00	19.16	2.28	0.00	5.26	5.01
2017	1.30	0.00	0.54	0.00	46.88	0.00	25.28	0.00	19.16	2.16	0.00	3.97	8.44
2018	1.24	0.00	0.51	0.00	46.88	0.00	24.02	0.00	19.16	2.05	0.00	2.82	10.64
2019	1.17	0.00	0.49	0.00	46.88	0.00	22.82	0.00	19.16	1.95	0.00	1.72	11.85
2020	1.12	0.00	0.46	0.00	46.88	0.00	21.74	0.00	19.16	1.85	0.00	0.73	12.32
2021	0.21	0.00	0.09	0.00	46.88	0.00	4.15	0.00	3.73	0.35	0.00	0.06	12.36
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 5.2	**6.42**	**0.00**	**2.66**	**0.00**	**46.88**	**0.00**	**124.70**	**0.00**	**99.51**	**10.64**	**0.00**	**14.55**	**12.36**
Ult.	**39.71**	**0.00**											

Major Phase :	Oil		
Initial Rate :	117.20	bbl/month	
Abandonment :	89.78	bbl/month	
Initial Decline :	5.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	03/13/2021		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.41437500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**13.38**	PW	**25.00% :**	**9.94**
PW	**8.00% :**	**12.75**	PW	**30.00% :**	**9.31**
PW	**12.00% :**	**11.98**	PW	**35.00% :**	**8.75**
PW	**15.00% :**	**11.45**	PW	**40.00% :**	**8.24**
PW	**20.00% :**	**10.65**	PW	**50.00% :**	**7.37**

TRC Standard Eco.rpt 37

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 1180935
Reserve Cat. : Proved Producing
Location : 29S 39W 27
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : MCPHERSON COLLEGE 1-27
Type : LEASE CASE
Field : BIG BOW WEST
Operator : DNR OIL AND GAS, INC
Reservoir : ST. LOUIS LIMESTONE
Co., State : STANTON, KS
API No. : 1518720647

Est. Cum Oil (Mbbl) : **296.78**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	3.76	0.00	1.15	0.00	43.64	0.00	50.26	0.00	20.54	2.30	0.00	27.42	26.10
2017	3.63	0.00	1.11	0.00	43.64	0.00	48.61	0.00	20.54	2.23	0.00	25.85	48.37
2018	3.52	0.00	1.08	0.00	43.64	0.00	47.16	0.00	20.54	2.16	0.00	24.46	67.45
2019	3.42	0.00	1.05	0.00	43.64	0.00	45.74	0.00	20.54	2.10	0.00	23.11	83.77
2020	3.33	0.00	1.02	0.00	43.64	0.00	44.49	0.00	20.54	2.04	0.00	21.92	97.78
2021	3.22	0.00	0.99	0.00	43.64	0.00	43.04	0.00	20.54	1.97	0.00	20.53	109.66
2022	3.12	0.00	0.96	0.00	43.64	0.00	41.75	0.00	20.54	1.91	0.00	19.30	119.76
2023	3.03	0.00	0.93	0.00	43.64	0.00	40.50	0.00	20.54	1.85	0.00	18.10	128.35
2024	2.94	0.00	0.90	0.00	43.64	0.00	39.39	0.00	20.54	1.80	0.00	17.05	135.66
2025	2.85	0.00	0.87	0.00	43.64	0.00	38.10	0.00	20.54	1.75	0.00	15.82	141.81
2026	2.76	0.00	0.85	0.00	43.64	0.00	36.96	0.00	20.54	1.69	0.00	14.73	146.99
2027	2.68	0.00	0.82	0.00	43.64	0.00	35.85	0.00	20.54	1.64	0.00	13.67	151.34
2028	2.61	0.00	0.80	0.00	43.64	0.00	34.87	0.00	20.54	1.60	0.00	12.74	155.01
2029	2.52	0.00	0.77	0.00	43.64	0.00	33.73	0.00	20.54	1.54	0.00	11.65	158.05
2030	2.45	0.00	0.75	0.00	43.64	0.00	32.72	0.00	20.54	1.50	0.00	10.68	160.57
Rem.	26.35	0.00	8.08	0.00	43.64	0.00	352.53	0.00	272.99	16.15	0.00	63.39	9.71
Total **28.3**	**72.18**	**0.00**	**22.13**	**0.00**	**43.64**	**0.00**	**965.69**	**0.00**	**581.05**	**44.23**	**0.00**	**340.41**	**170.28**
Ult.	**368.97**	**0.00**											

Major Phase :	Oil		
Initial Rate :	317.17	bbl/month	
Abandonment :	133.97	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	04/17/2044		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.40875000	0.00000000	0.00000000
Revenue Interest :	0.30656250	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**231.15**	PW	**25.00% :**	**91.82**
PW	**8.00% :**	**190.83**	PW	**30.00% :**	**79.35**
PW	**12.00% :**	**153.40**	PW	**35.00% :**	**69.85**
PW	**15.00% :**	**133.20**	PW	**40.00% :**	**62.38**
PW	**20.00% :**	**108.84**	PW	**50.00% :**	**51.42**

TRC Standard Eco.rpt 38

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 1180929
Reserve Cat. : Proved Producing
Location : 29S 39W 27
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : MCPHERSON COLLEGE 2-27
Type : LEASE CASE
Field : BIG BOW WEST
Operator : DNR OIL AND GAS, INC
Reservoir : ST. LOUIS LIMESTONE
Co., State : STANTON, KS
API No. : 1518720698

Est. Cum Oil (Mbbl) : **269.11**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**269.11**	**0.00**											

Major Phase :	Oil		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.41875000	0.00000000	0.00000000
Revenue Interest :	0.31406250	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 39

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 1180930
Reserve Cat. : Proved Producing
Location : 29S 39W 28
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : MCPHERSON COLLEGE A 1-28
Type : LEASE CASE
Field : BIG BOW WEST
Operator : DNR OIL AND GAS, INC
Reservoir : 0
Co., State : STANTON, KS
API No. : 1518720708

Est. Cum Oil (Mbbl) : 16.31
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**16.31**	**0.00**											

Major Phase : Oil
Initial Rate : 13.06 bbl/month
Abandonment : 13.06 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2016

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.20000000	0.00000000	0.00000000
Revenue Interest :	0.16500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 40

Date: 04/04/2016	3:31:36PM		Case : MCPHERSON COLLEGE A 2-28
Partner :	All Cases		Type : LEASE CASE
Retrieval Code :	1180931		Field : BIG BOW WEST
Reserve Cat. :	Proved Producing		Operator : DNR OIL AND GAS, INC
Location :	29S 39W 28		Reservoir : ST. LOUIS
Archive Set :	Pinnacle YE 2015		Co., State : STANTON, KS
			API No. : 1518720742

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) :	**191.59**
Est. Cum Gas (MMcf) :	**0.00**
Est. Cum Water (Mbbl) :	**0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**191.59**	**0.00**											

Major Phase :	Oil		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.20000000	0.00000000	0.00000000
Revenue Interest :	0.16500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	**PW**	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	**PW**	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	**PW**	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	**PW**	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	**PW**	**50.00% :**	**0.00**

TRC Standard Eco.rpt

41

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 115020262254
Reserve Cat. : Proved Producing
Location : //
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : NEAL LAYTON
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : UNKNOWN
Co., State : SUMNER, KS
API No. :

Est. Cum Oil (Mbbl) : **42.30**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**42.30**	**0.00**											

Major Phase :	Oil		
Initial Rate :	36.07	bbl/month	
Abandonment :	36.07	bbl/month	
Initial Decline :	25.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.41437500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 42

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 115020262271
Reserve Cat. : Proved Producing
Location : //
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : NEAL LKC LEASE
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : UNKNOWN
Co., State : SUMNER, KS
API No. :

Est. Cum Oil (Mbbl) : 180.93
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		5.59	0.00	2.32	0.00	46.88	0.00	108.61	0.00	41.31	9.26	0.00	58.03	55.24
2017		5.41	0.00	2.24	0.00	46.88	0.00	105.06	0.00	41.31	8.96	0.00	54.79	102.45
2018		5.25	0.00	2.17	0.00	46.88	0.00	101.91	0.00	41.31	8.69	0.00	51.91	142.94
2019		5.09	0.00	2.11	0.00	46.88	0.00	98.85	0.00	41.31	8.43	0.00	49.11	177.61
2020		4.95	0.00	2.05	0.00	46.88	0.00	96.15	0.00	41.31	8.20	0.00	46.64	207.42
2021		4.79	0.00	1.98	0.00	46.88	0.00	93.01	0.00	41.31	7.93	0.00	43.76	232.74
2022		4.64	0.00	1.92	0.00	46.88	0.00	90.22	0.00	41.31	7.70	0.00	41.21	254.33
2023		4.51	0.00	1.87	0.00	46.88	0.00	87.51	0.00	41.31	7.46	0.00	38.74	272.69
2024		4.38	0.00	1.82	0.00	46.88	0.00	85.12	0.00	41.31	7.26	0.00	36.55	288.38
2025		4.24	0.00	1.76	0.00	46.88	0.00	82.34	0.00	41.31	7.02	0.00	34.01	301.59
2026		4.11	0.00	1.70	0.00	46.88	0.00	79.87	0.00	41.31	6.81	0.00	31.75	312.75
2027		3.99	0.00	1.65	0.00	46.88	0.00	77.48	0.00	41.31	6.61	0.00	29.56	322.16
2028		3.88	0.00	1.61	0.00	46.88	0.00	75.36	0.00	41.31	6.43	0.00	27.62	330.12
2029		3.75	0.00	1.55	0.00	46.88	0.00	72.89	0.00	41.31	6.22	0.00	25.37	336.74
2030		3.64	0.00	1.51	0.00	46.88	0.00	70.71	0.00	41.31	6.03	0.00	23.37	342.25
Rem.		41.50	0.00	17.19	0.00	46.88	0.00	806.10	0.00	588.96	68.76	0.00	148.38	22.19
Total	**29.3**	**109.71**	**0.00**	**45.46**	**0.00**	**46.88**	**0.00**	**2,131.17**	**0.00**	**1,208.61**	**181.79**	**0.00**	**740.78**	**364.44**
Ult.		**290.63**	**0.00**											

Major Phase : Oil
Initial Rate : 472.04 bbl/month
Abandonment : 193.61 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 04/05/2045

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.41437500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**497.71**	PW	**25.00% :**	**195.21**
PW	**8.00% :**	**409.25**	PW	**30.00% :**	**168.55**
PW	**12.00% :**	**327.79**	PW	**35.00% :**	**148.28**
PW	**15.00% :**	**284.10**	PW	**40.00% :**	**132.37**
PW	**20.00% :**	**231.67**	PW	**50.00% :**	**109.04**

TRC Standard Eco.rpt 43

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106859391
Reserve Cat. : Proved Producing
Location : N 53.0/W 70.0/SEC 15.0 NW SW SW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : NEIL FEDERAL 14
Type : LEASE CASE
Field : SHIPPY
Operator : DNR OIL AND GAS, INC
Reservoir : MINNELUSA
Co., State : CAMPBELL, WY
API No. : 49005288890000

Est. Cum Oil (Mbbl) : **465.49**
Est. Cum Gas (MMcf) : **1.10**
Est. Cum Water (Mbbl) : **705.20**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**465.49**	**1.10**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.78959038	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	5.00% :	0.00	PW	25.00% :	0.00
PW	8.00% :	0.00	PW	30.00% :	0.00
PW	12.00% :	0.00	PW	35.00% :	0.00
PW	15.00% :	0.00	PW	40.00% :	0.00
PW	20.00% :	0.00	PW	50.00% :	0.00

TRC Standard Eco.rpt
44

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 104207607
Reserve Cat. : Proved Producing
Location : 07N 58W 18
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : NICKERSON 4
Type : LEASE CASE
Field : GEMINI
Operator : TINDALL OPERATING COMPANY
Reservoir : D SAND
Co., State : WELD, CO
API No. : 0512313962

Est. Cum Oil (Mbbl) : **14.44**
Est. Cum Gas (MMcf) : **1,276.66**
Est. Cum Water (Mbbl) : **1.69**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.15	12.99	0.12	10.39	41.87	3.21	38.44	0.00	30.65	2.77	0.00	5.02	4.85
2017		0.01	0.58	0.01	0.47	41.87	3.21	1.73	0.00	1.57	0.12	0.00	0.04	4.89
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**1.1**	**0.16**	**13.57**	**0.13**	**10.86**	**41.87**	**3.21**	**40.17**	**0.00**	**32.21**	**2.89**	**0.00**	**5.06**	**4.89**
Ult.		**14.60**	**1,290.24**											

Major Phase :	Gas		
Initial Rate :	1,240.45	Mcf/month	
Abandonment :	927.38	Mcf/month	
Initial Decline :	25.765	%/year	b = 0.50
Initial Ratio :	0.012	bbl/Mcf	
Abandon Ratio :	0.012	bbl/Mcf	
Abandon Day :	01/19/2017		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**4.98**	PW	**25.00% :**	**4.65**
PW	**8.00% :**	**4.92**	PW	**30.00% :**	**4.57**
PW	**12.00% :**	**4.86**	PW	**35.00% :**	**4.50**
PW	**15.00% :**	**4.81**	PW	**40.00% :**	**4.43**
PW	**20.00% :**	**4.73**	PW	**50.00% :**	**4.29**

TRC Standard Eco.rpt 45

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 105690765
Reserve Cat. : Proved Producing
Location : N 37.0/E 1.0/SEC 29.0 SW NE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : OLOUGHLIN 29-3
Type : LEASE CASE
Field : POLICE COULEE
Operator : DNR OIL AND GAS, INC
Reservoir : BOW ISLAND
Co., State : TOOLE, MT
API No. : 25101217510000

Est. Cum Oil (Mbbl) : 0.00
Est. Cum Gas (MMcf) : 250.87
Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.00	4.37	0.00	3.58	0.00	1.09	3.89	0.00	0.05	0.44	0.00	3.41	3.24
2017		0.00	4.15	0.00	3.41	0.00	1.09	3.70	0.00	0.05	0.42	0.00	3.24	6.03
2018		0.00	3.97	0.00	3.25	0.00	1.09	3.53	0.00	0.05	0.40	0.00	3.09	8.44
2019		0.00	3.80	0.00	3.11	0.00	1.09	3.38	0.00	0.05	0.38	0.00	2.95	10.53
2020		0.00	3.65	0.00	2.99	0.00	1.09	3.25	0.00	0.05	0.37	0.00	2.84	12.34
2021		0.00	3.50	0.00	2.87	0.00	1.09	3.12	0.00	0.05	0.35	0.00	2.72	13.91
2022		0.00	3.36	0.00	2.76	0.00	1.09	3.00	0.00	0.05	0.34	0.00	2.61	15.28
2023		0.00	3.24	0.00	2.66	0.00	1.09	2.89	0.00	0.05	0.33	0.00	2.51	16.47
2024		0.00	3.13	0.00	2.57	0.00	1.09	2.79	0.00	0.05	0.31	0.00	2.43	17.52
2025		0.00	3.02	0.00	2.48	0.00	1.09	2.69	0.00	0.05	0.30	0.00	2.34	18.43
2026		0.00	2.92	0.00	2.39	0.00	1.09	2.60	0.00	0.05	0.29	0.00	2.26	19.22
2027		0.00	2.83	0.00	2.32	0.00	1.09	2.52	0.00	0.05	0.28	0.00	2.19	19.92
2028		0.00	2.75	0.00	2.25	0.00	1.09	2.45	0.00	0.05	0.28	0.00	2.12	20.53
2029		0.00	2.66	0.00	2.18	0.00	1.09	2.37	0.00	0.05	0.27	0.00	2.05	21.06
2030		0.00	2.58	0.00	2.11	0.00	1.09	2.30	0.00	0.05	0.26	0.00	1.99	21.53
Rem.		0.00	54.66	0.00	44.82	0.00	1.09	48.70	0.00	1.68	5.48	0.00	41.54	3.32
Total	**50.0**	**0.00**	**104.58**	**0.00**	**85.76**	**0.00**	**1.09**	**93.18**	**0.00**	**2.40**	**10.49**	**0.00**	**80.28**	**24.86**
Ult.		**0.00**	**355.45**											

Major Phase : Gas
Initial Rate : 372.52 Mcf/month
Abandonment : 72.87 Mcf/month
Initial Decline : 4.927 %/year b = 1.00
Initial Ratio : 0.000 bbl/Mcf
Abandon Ratio : 0.000 bbl/Mcf
Abandon Day : 12/31/2065

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**38.99**	PW	**25.00% :**	**11.94**
PW	**8.00% :**	**29.11**	PW	**30.00% :**	**10.20**
PW	**12.00% :**	**21.69**	PW	**35.00% :**	**8.92**
PW	**15.00% :**	**18.22**	PW	**40.00% :**	**7.92**
PW	**20.00% :**	**14.41**	PW	**50.00% :**	**6.49**

TRC Standard Eco.rpt 46

Date: 04/04/2016	3:31:36PM	Case :	PADGETT SIMPSON UNIT (NEAL)
Partner :	All Cases	Type :	LEASE CASE
Retrieval Code :	115020042689	Field :	PADGETT
Reserve Cat. :	Proved Producing	Operator :	WELLSTAR CORPORATION
Location :	S 34.0/E 2.0/SEC 33.0 SE SW NE	Reservoir :	LAWTON
Archive Set :	Pinnacle YE 2015	Co., State :	SUMNER, KS
		API No. :	15191204940001

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) : **657.81**

Est. Cum Gas (MMcf) : **0.00**

Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	7.43	0.00	2.88	0.00	46.88	0.00	135.15	0.00	62.55	11.53	0.00	61.07	58.30
2017	6.14	0.00	2.38	0.00	46.88	0.00	111.58	0.00	62.55	9.52	0.00	39.52	92.46
2018	5.18	0.00	2.01	0.00	46.88	0.00	94.20	0.00	62.55	8.04	0.00	23.61	110.95
2019	4.44	0.00	1.72	0.00	46.88	0.00	80.78	0.00	62.55	6.89	0.00	11.34	119.01
2020	2.73	0.00	1.06	0.00	46.88	0.00	49.64	0.00	42.85	4.23	0.00	2.56	120.68
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 4.7	**25.92**	**0.00**	**10.05**	**0.00**	**46.88**	**0.00**	**471.35**	**0.00**	**293.05**	**40.21**	**0.00**	**138.10**	**120.68**
Ult.	**683.74**	**0.00**											

Major Phase :	Oil		
Initial Rate :	682.97	bbl/month	
Abandonment :	313.29	bbl/month	
Initial Decline :	19.098	%/year	b = 0.60
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	09/09/2020		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.47734494	0.00000000	0.00000000
Revenue Interest :	0.38784280	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	128.90	PW 25.00% :	100.69
PW 8.00% :	123.86	PW 30.00% :	95.27
PW 12.00% :	117.64	PW 35.00% :	90.35
PW 15.00% :	113.31	PW 40.00% :	85.87
PW 20.00% :	106.68	PW 50.00% :	78.03

TRC Standard Eco.rpt 47

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106867745
Reserve Cat. : Proved Producing
Location : N 40.0/W 76.0/SEC 10.0 NW NW NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : PEREGRINE FEDERAL 49-032266-A 1
Type : LEASE CASE
Field : FINLEY DRAW
Operator : DNR OIL AND GAS, INC
Reservoir : SHANNON
Co., State : CONVERSE, WY
API No. : 49009220200000

Est. Cum Oil (Mbbl) : **51.23**
Est. Cum Gas (MMcf) : **75.13**
Est. Cum Water (Mbbl) : **4.06**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.90	0.00	0.74	0.00	45.66	0.00	33.91	0.00	10.07	3.74	0.00	20.10	19.13
2017		0.87	0.00	0.72	0.00	45.66	0.00	32.80	0.00	10.07	3.62	0.00	19.11	35.60
2018		0.84	0.00	0.70	0.00	45.66	0.00	31.82	0.00	10.07	3.51	0.00	18.24	49.83
2019		0.82	0.00	0.68	0.00	45.66	0.00	30.87	0.00	10.07	3.41	0.00	17.39	62.11
2020		0.80	0.00	0.66	0.00	45.66	0.00	30.02	0.00	10.07	3.31	0.00	16.64	72.74
2021		0.77	0.00	0.64	0.00	45.66	0.00	29.04	0.00	10.07	3.21	0.00	15.77	81.86
2022		0.75	0.00	0.62	0.00	45.66	0.00	28.17	0.00	10.07	3.11	0.00	14.99	89.71
2023		0.73	0.00	0.60	0.00	45.66	0.00	27.32	0.00	10.07	3.02	0.00	14.24	96.46
2024		0.71	0.00	0.58	0.00	45.66	0.00	26.58	0.00	10.07	2.93	0.00	13.57	102.29
2025		0.68	0.00	0.56	0.00	45.66	0.00	25.71	0.00	10.07	2.84	0.00	12.80	107.26
2026		0.66	0.00	0.55	0.00	45.66	0.00	24.94	0.00	10.07	2.75	0.00	12.12	111.52
2027		0.64	0.00	0.53	0.00	45.66	0.00	24.19	0.00	10.07	2.67	0.00	11.45	115.17
2028		0.62	0.00	0.52	0.00	45.66	0.00	23.53	0.00	10.07	2.60	0.00	10.86	118.30
2029		0.60	0.00	0.50	0.00	45.66	0.00	22.76	0.00	10.07	2.51	0.00	10.18	120.95
2030		0.59	0.00	0.48	0.00	45.66	0.00	22.08	0.00	10.07	2.44	0.00	9.57	123.21
Rem.		9.11	0.00	7.51	0.00	45.66	0.00	343.02	0.00	216.23	37.87	0.00	88.92	11.34
Total	**36.5**	**20.09**	**0.00**	**16.57**	**0.00**	**45.66**	**0.00**	**756.75**	**0.00**	**367.25**	**83.55**	**0.00**	**305.95**	**134.56**
Ult.		**71.32**	**75.13**											

Major Phase : Oil
Initial Rate : 76.01 bbl/month
Abandonment : 25.02 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 06/24/2052

NO GAS SALES, PRESUME ALL GAS PRODUCED USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**191.01**	PW	**25.00% :**	**69.28**
PW	**8.00% :**	**153.01**	PW	**30.00% :**	**59.54**
PW	**12.00% :**	**119.84**	PW	**35.00% :**	**52.20**
PW	**15.00% :**	**102.75**	PW	**40.00% :**	**46.49**
PW	**20.00% :**	**82.81**	PW	**50.00% :**	**38.17**

TRC Standard Eco.rpt 48

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106836815
Reserve Cat. : Proved Producing
Location : N 20.0/W 95.0/SEC 30.0 NW SE SE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : RED DESERT FEDERAL 1
Type : LEASE CASE
Field : WAMSUTTER
Operator : DNR OIL AND GAS, INC
Reservoir : ALMOND
Co., State : SWEETWTR, WY
API No. : 49037219170000

Est. Cum Oil (Mbbl) : **3.44**
Est. Cum Gas (MMcf) : **501.98**
Est. Cum Water (Mbbl) : **0.65**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**3.44**	**501.98**											

Major Phase :	Gas		
Initial Rate :	0.00	Mcf/month	
Abandonment :	0.00	Mcf/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2016		

ALL PRODUCED GAS IS SALES GAS

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.98500000	0.00000000	0.00000000
Revenue Interest :	0.80106481	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
49

ECONOMIC PROJECTION

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 126001081350
Reserve Cat. : Proved Producing
Location : N 12.0/W 55.0/SEC 2.0 NE SE NE
Archive Set : Pinnacle YE 2015

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : REEP ALLELY UNIT 1
Type : LEASE CASE
Field : ALLELY
Operator : WELLSTAR CORPORATION
Reservoir : J SAND
Co., State : KIMBALL, NE
API No. : 26105218560000

Est. Cum Oil (Mbbl) : **74.30**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **1,312.92**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	1.49	0.00	0.56	0.00	42.80	0.00	23.78	0.00	17.07	0.91	0.00	5.79	5.53
2017	1.34	0.00	0.50	0.00	42.80	0.00	21.34	0.00	17.07	0.82	0.00	3.45	8.51
2018	1.21	0.00	0.45	0.00	42.80	0.00	19.21	0.00	17.07	0.74	0.00	1.40	9.61
2019	0.29	0.00	0.11	0.00	42.80	0.00	4.58	0.00	4.29	0.18	0.00	0.11	9.69
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 3.3	**4.33**	**0.00**	**1.61**	**0.00**	**42.80**	**0.00**	**68.92**	**0.00**	**55.52**	**2.65**	**0.00**	**10.75**	**9.69**
Ult.	**78.63**	**0.00**											

Major Phase :	Oil		
Initial Rate :	130.93	bbl/month	
Abandonment :	92.94	bbl/month	
Initial Decline :	10.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	04/03/2019		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.45900000	0.00000000	0.00000000
Revenue Interest :	0.37179000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**10.20**	PW	**25.00% :**	**8.40**
PW	**8.00% :**	**9.89**	PW	**30.00% :**	**8.03**
PW	**12.00% :**	**9.50**	PW	**35.00% :**	**7.69**
PW	**15.00% :**	**9.23**	PW	**40.00% :**	**7.37**
PW	**20.00% :**	**8.80**	PW	**50.00% :**	**6.80**

TRC Standard Eco.rpt 50

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106866797
Reserve Cat. : Proved Producing
Location : N 50.0/W 76.0/SEC 4.0 SW NW NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : ROBERTS FEDERAL 31-4
Type : LEASE CASE
Field : ANDY
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : CAMPBELL, WY
API No. : 49005280720000

Est. Cum Oil (Mbbl) : 6.57
Est. Cum Gas (MMcf) : 507.30
Est. Cum Water (Mbbl) : 10.06

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**6.57**	**507.30**											

Major Phase :	Oil		
Initial Rate :	8.55	bbl/month	
Abandonment :	8.55	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	84.947	Mcf/bbl	
Abandon Ratio :	84.947	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.50000000	0.00000000	0.00000000
Revenue Interest :	0.41250000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 51

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 115020042519
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 27.0 NE NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : SCHWARTZ 1
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : CHAT
Co., State : SUMNER, KS
API No. : 15191002660000

Est. Cum Oil (Mbbl) : 72.00
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.91	0.00	0.38	0.00	46.88	0.00	17.75	0.00	9.42	1.51	0.00	6.81	6.49
2017		0.88	0.00	0.37	0.00	46.88	0.00	17.17	0.00	9.42	1.46	0.00	6.28	11.90
2018		0.86	0.00	0.36	0.00	46.88	0.00	16.66	0.00	9.42	1.42	0.00	5.81	16.44
2019		0.83	0.00	0.34	0.00	46.88	0.00	16.16	0.00	9.42	1.38	0.00	5.36	20.22
2020		0.81	0.00	0.34	0.00	46.88	0.00	15.72	0.00	9.42	1.34	0.00	4.95	23.38
2021		0.78	0.00	0.32	0.00	46.88	0.00	15.20	0.00	9.42	1.30	0.00	4.48	25.98
2022		0.76	0.00	0.31	0.00	46.88	0.00	14.75	0.00	9.42	1.26	0.00	4.06	28.10
2023		0.74	0.00	0.31	0.00	46.88	0.00	14.31	0.00	9.42	1.22	0.00	3.66	29.84
2024		0.72	0.00	0.30	0.00	46.88	0.00	13.91	0.00	9.42	1.19	0.00	3.30	31.26
2025		0.69	0.00	0.29	0.00	46.88	0.00	13.46	0.00	9.42	1.15	0.00	2.89	32.38
2026		0.67	0.00	0.28	0.00	46.88	0.00	13.06	0.00	9.42	1.11	0.00	2.52	33.26
2027		0.65	0.00	0.27	0.00	46.88	0.00	12.66	0.00	9.42	1.08	0.00	2.16	33.95
2028		0.63	0.00	0.26	0.00	46.88	0.00	12.32	0.00	9.42	1.05	0.00	1.84	34.48
2029		0.61	0.00	0.25	0.00	46.88	0.00	11.92	0.00	9.42	1.02	0.00	1.47	34.87
2030		0.59	0.00	0.25	0.00	46.88	0.00	11.56	0.00	9.42	0.99	0.00	1.15	35.14
Rem.		1.85	0.00	0.77	0.00	46.88	0.00	35.92	0.00	31.21	3.06	0.00	1.65	0.33
Total	**18.3**	**13.00**	**0.00**	**5.39**	**0.00**	**46.88**	**0.00**	**252.53**	**0.00**	**172.58**	**21.54**	**0.00**	**58.40**	**35.47**
Ult.		**85.00**	**0.00**											

Major Phase :	Oil		
Initial Rate :	77.16	bbl/month	
Abandonment :	44.17	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	04/25/2034		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.51000000	0.00000000	0.00000000
Revenue Interest :	0.41437500	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**44.63**	PW	**25.00% :**	**21.15**
PW	**8.00% :**	**38.72**	PW	**30.00% :**	**18.55**
PW	**12.00% :**	**32.66**	PW	**35.00% :**	**16.50**
PW	**15.00% :**	**29.12**	PW	**40.00% :**	**14.85**
PW	**20.00% :**	**24.55**	PW	**50.00% :**	**12.37**

TRC Standard Eco.rpt 52

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106841300
Reserve Cat. : Proved Producing
Location : N 43.0/W 71.0/SEC 31.0 NW SE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : SHARPS FEDERAL W-6504 22-31
Type : LEASE CASE
Field : PORCUPINE
Operator : MAXUS EXPLORATION COMPANY
Reservoir : TURNER
Co., State : CAMPBELL, WY
API No. : 49005271800000

Est. Cum Oil (Mbbl) : 99.26
Est. Cum Gas (MMcf) : 790.23
Est. Cum Water (Mbbl) : 2.07

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		1.39	3.51	0.30	0.19	45.15	0.85	13.93	0.00	4.76	1.54	0.00	7.63	7.26
2017		1.35	3.39	0.30	0.19	45.15	0.85	13.48	0.00	4.76	1.49	0.00	7.22	13.49
2018		1.31	3.29	0.29	0.18	45.15	0.85	13.07	0.00	4.76	1.45	0.00	6.86	18.84
2019		1.27	3.19	0.28	0.17	45.15	0.85	12.68	0.00	4.76	1.40	0.00	6.52	23.44
2020		1.23	3.11	0.27	0.17	45.15	0.85	12.34	0.00	4.76	1.36	0.00	6.21	27.41
2021		1.19	3.00	0.26	0.16	45.15	0.85	11.93	0.00	4.76	1.32	0.00	5.85	30.79
2022		1.16	2.91	0.25	0.16	45.15	0.85	11.57	0.00	4.76	1.28	0.00	5.53	33.69
2023		1.12	2.83	0.25	0.15	45.15	0.85	11.23	0.00	4.76	1.24	0.00	5.22	36.17
2024		1.09	2.75	0.24	0.15	45.15	0.85	10.92	0.00	4.76	1.21	0.00	4.95	38.29
2025		1.06	2.66	0.23	0.15	45.15	0.85	10.56	0.00	4.76	1.17	0.00	4.63	40.09
2026		1.02	2.58	0.22	0.14	45.15	0.85	10.25	0.00	4.76	1.13	0.00	4.35	41.62
2027		0.99	2.50	0.22	0.14	45.15	0.85	9.94	0.00	4.76	1.10	0.00	4.08	42.92
2028		0.97	2.43	0.21	0.13	45.15	0.85	9.67	0.00	4.76	1.07	0.00	3.83	44.02
2029		0.93	2.35	0.20	0.13	45.15	0.85	9.35	0.00	4.76	1.03	0.00	3.55	44.95
2030		0.91	2.28	0.20	0.13	45.15	0.85	9.07	0.00	4.76	1.00	0.00	3.30	45.73
Rem.		11.77	29.66	2.58	1.62	45.15	0.85	117.80	0.00	80.19	13.03	0.00	24.58	3.46
Total	**31.8**	**28.76**	**72.46**	**6.30**	**3.97**	**45.15**	**0.85**	**287.80**	**0.00**	**151.64**	**31.84**	**0.00**	**104.32**	**49.19**
Ult.		**128.01**	**862.69**											

Major Phase : Gas
Initial Rate : 296.18 Mcf/month
Abandonment : 112.29 Mcf/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.397 bbl/Mcf
Abandon Ratio : 0.397 bbl/Mcf
Abandon Day : 11/04/2047

9 MCFD NOT SOLD, PRESUME USED ON LEASE

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.26551900	0.00000000	0.00000000
Revenue Interest :	0.21905335	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**68.20**	PW	**25.00% :**	**25.92**
PW	**8.00% :**	**55.51**	PW	**30.00% :**	**22.34**
PW	**12.00% :**	**44.07**	PW	**35.00% :**	**19.63**
PW	**15.00% :**	**38.03**	PW	**40.00% :**	**17.50**
PW	**20.00% :**	**30.86**	PW	**50.00% :**	**14.40**

TRC Standard Eco.rpt 53

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106845126
Reserve Cat. : Proved Producing
Location : N 41.0/W 67.0/SEC 11.0 SE NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : SHERWIN FEDERAL 1
Type : LEASE CASE
Field : SHERWIN
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : WESTON, WY
API No. : 49045217100000

Est. Cum Oil (Mbbl) : 43.68
Est. Cum Gas (MMcf) : 99.97
Est. Cum Water (Mbbl) : 8.89

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**43.68**	**99.97**											

Major Phase :	Oil		
Initial Rate :	39.65	bbl/month	
Abandonment :	39.65	bbl/month	
Initial Decline :	4.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

NO GAS SALES, PRESUME ALL GAS USED ON LEASE OR FLARED

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.75000000	0.00000000	0.00000000
Revenue Interest :	0.65625000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 54

Date:	04/04/2016 3:31:36PM		
Partner :	All Cases	**Case :**	SLOAN A-1
Retrieval Code :	120816403	**Type :**	LEASE CASE
Reserve Cat. :	Proved Producing	**Field :**	GREENWOOD
Location :	33S 41W 09	**Operator :**	TINDALL OPERATING COMPANY
Archive Set :	Pinnacle YE 2015	**Reservoir :**	TOPEKA C
		Co., State :	BACA, CO
		API No. :	0500906406

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) : **0.00**
Est. Cum Gas (MMcf) : **203.76**
Est. Cum Water (Mbbl) : **0.00**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	0.00	3.78	0.00	3.02	0.00	1.47	4.46	0.00	3.52	0.32	0.00	0.62	0.59
2017	0.00	3.50	0.00	2.80	0.00	1.47	4.13	0.00	3.52	0.30	0.00	0.31	0.86
2018	0.00	2.46	0.00	1.97	0.00	1.47	2.90	0.00	2.60	0.21	0.00	0.09	0.94
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **2.7**	**0.00**	**9.74**	**0.00**	**7.79**	**0.00**	**1.47**	**11.49**	**0.00**	**9.63**	**0.83**	**0.00**	**1.03**	**0.94**
Ult.	**0.00**	**213.49**											

Major Phase :	Gas		
Initial Rate :	326.78	Mcf/month	
Abandonment :	267.48	Mcf/month	
Initial Decline :	7.759	%/year	b = 1.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	09/30/2018		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.98**	PW	**25.00% :**	**0.83**
PW	**8.00% :**	**0.95**	PW	**30.00% :**	**0.79**
PW	**12.00% :**	**0.92**	PW	**35.00% :**	**0.76**
PW	**15.00% :**	**0.90**	PW	**40.00% :**	**0.74**
PW	**20.00% :**	**0.86**	PW	**50.00% :**	**0.68**

TRC Standard Eco.rpt 55

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code :
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 7.0 NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : STARLIGHT FEDERAL COM 28H
Type : LEASE CASE
Field : UNNAMED
Operator : YATES PETROLEUM CORPORATION
Reservoir : TURNER
Co., State : CAMPBELL, WY
API No. : 49005616130000

Est. Cum Oil (Mbbl) : **177.31**
Est. Cum Gas (MMcf) : **142.47**
Est. Cum Water (Mbbl) : **27.75**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		40.22	57.09	0.31	0.42	43.57	2.70	14.83	0.00	2.74	1.66	0.00	10.43	9.99
2017		24.21	34.66	0.19	0.26	43.57	2.70	8.93	0.00	2.74	1.00	0.00	5.19	14.49
2018		16.96	24.70	0.13	0.18	43.57	2.70	6.27	0.00	2.74	0.70	0.00	2.83	16.70
2019		12.87	19.08	0.10	0.14	43.57	2.70	4.76	0.00	2.74	0.53	0.00	1.49	17.76
2020		10.30	15.51	0.08	0.12	43.57	2.70	3.81	0.00	2.74	0.43	0.00	0.65	18.18
2021		5.34	8.14	0.04	0.06	43.57	2.70	1.98	0.00	1.65	0.22	0.00	0.11	18.24
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**5.6**	**109.90**	**159.18**	**0.86**	**1.18**	**43.57**	**2.70**	**40.58**	**0.00**	**15.33**	**4.54**	**0.00**	**20.70**	**18.24**
Ult.		**287.21**	**301.65**											

Major Phase :	Oil		
Initial Rate :	4,575.85	bbl/month	
Abandonment :	692.44	bbl/month	
Initial Decline :	54.543	%/year	b = 0.80
Initial Ratio :	1.426	Mcf/bbl	
Abandon Ratio :	1.532	Mcf/bbl	
Abandon Day :	08/10/2021		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.00935310	0.00000000	0.00000000
Revenue Interest :	0.00780979	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**19.40**	PW	**25.00% :**	**15.45**
PW	**8.00% :**	**18.69**	PW	**30.00% :**	**14.69**
PW	**12.00% :**	**17.82**	PW	**35.00% :**	**14.01**
PW	**15.00% :**	**17.21**	PW	**40.00% :**	**13.38**
PW	**20.00% :**	**16.28**	PW	**50.00% :**	**12.29**

TRC Standard Eco.rpt
56

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code :
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 7.0 SE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : STARLIGHT FEDERAL COM 30H
Type : LEASE CASE
Field : UNNAMED
Operator : YATES PETROLEUM CORPORATION
Reservoir : TURNER
Co., State : CAMPBELL, WY
API No. : 49005623780000

Est. Cum Oil (Mbbl) : **128.81**
Est. Cum Gas (MMcf) : **116.94**
Est. Cum Water (Mbbl) : **32.33**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016	57.91	93.61	0.70	1.10	43.57	2.86	33.70	0.00	3.49	3.78	0.00	26.42	25.28
2017	35.08	72.69	0.42	0.85	43.57	2.86	20.95	0.00	3.49	2.36	0.00	15.09	38.33
2018	24.65	59.05	0.30	0.69	43.57	2.86	14.99	0.00	3.49	1.69	0.00	9.80	45.99
2019	18.74	49.41	0.23	0.58	43.57	2.86	11.55	0.00	3.49	1.31	0.00	6.75	50.77
2020	15.01	42.39	0.18	0.50	43.57	2.86	9.34	0.00	3.49	1.06	0.00	4.79	53.84
2021	12.38	36.80	0.15	0.43	43.57	2.86	7.77	0.00	3.49	0.88	0.00	3.39	55.80
2022	10.50	32.49	0.13	0.38	43.57	2.86	6.63	0.00	3.49	0.75	0.00	2.38	57.05
2023	9.08	29.01	0.11	0.34	43.57	2.86	5.76	0.00	3.49	0.66	0.00	1.61	57.82
2024	7.99	26.22	0.10	0.31	43.57	2.86	5.10	0.00	3.49	0.58	0.00	1.02	58.26
2025	7.08	23.76	0.09	0.28	43.57	2.86	4.53	0.00	3.49	0.52	0.00	0.52	58.47
2026	5.49	18.75	0.07	0.22	43.57	2.86	3.53	0.00	2.96	0.40	0.00	0.16	58.52
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 10.9	**203.90**	**484.19**	**2.47**	**5.69**	**43.57**	**2.86**	**123.84**	**0.00**	**37.90**	**14.00**	**0.00**	**71.94**	**58.52**
Ult.	**332.71**	**601.13**											

Major Phase :	Oil		
Initial Rate :	6,556.15	bbl/month	
Abandonment :	510.71	bbl/month	
Initial Decline :	53.856	%/year	b = 0.80
Initial Ratio :	1.365	Mcf/bbl	
Abandon Ratio :	3.441	Mcf/bbl	
Abandon Day :	11/09/2026		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.01450090	0.00000000	0.00000000
Revenue Interest :	0.01210820	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**64.55**	PW	**25.00% :**	**45.82**
PW	**8.00% :**	**60.79**	PW	**30.00% :**	**42.78**
PW	**12.00% :**	**56.42**	PW	**35.00% :**	**40.14**
PW	**15.00% :**	**53.54**	PW	**40.00% :**	**37.84**
PW	**20.00% :**	**49.37**	PW	**50.00% :**	**33.99**

TRC Standard Eco.rpt 57

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 128619806
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 21.0 SE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : THIELEN 1-21TH
Type : LEASE CASE
Field : UNNAMED
Operator : PEAK POWDER RIVER RESOURCES LL
Reservoir : TURNER
Co., State : CAMPBELL, WY
API No. : 49005619970000

Est. Cum Oil (Mbbl) : **202.00**
Est. Cum Gas (MMcf) : **315.92**
Est. Cum Water (Mbbl) : **84.65**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		24.91	48.16	0.21	0.38	44.39	1.87	10.09	0.00	3.26	1.13	0.00	5.70	5.45
2017		17.77	33.94	0.15	0.27	44.39	1.87	7.20	0.00	3.26	0.80	0.00	3.13	8.16
2018		13.94	26.45	0.12	0.21	44.39	1.87	5.64	0.00	3.26	0.63	0.00	1.75	9.53
2019		11.52	21.77	0.10	0.17	44.39	1.87	4.66	0.00	3.26	0.52	0.00	0.88	10.15
2020		9.86	18.59	0.08	0.15	44.39	1.87	3.99	0.00	3.26	0.45	0.00	0.28	10.33
2021		0.65	1.22	0.01	0.01	44.39	1.87	0.26	0.00	0.23	0.03	0.00	0.01	10.34
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**5.1**	**78.66**	**150.12**	**0.67**	**1.18**	**44.39**	**1.87**	**31.85**	**0.00**	**16.55**	**3.56**	**0.00**	**11.74**	**10.34**
Ult.		**280.66**	**466.05**											

Major Phase :	Oil		
Initial Rate :	2,548.73	bbl/month	
Abandonment :	756.70	bbl/month	
Initial Decline :	39.553	%/year	b = 1.10
Initial Ratio :	1.952	Mcf/bbl	
Abandon Ratio :	1.882	Mcf/bbl	
Abandon Day :	01/26/2021		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.01061280	0.00000000	0.00000000
Revenue Interest :	0.00849022	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**11.00**	PW	**25.00% :**	**8.73**
PW	**8.00% :**	**10.59**	PW	**30.00% :**	**8.29**
PW	**12.00% :**	**10.09**	PW	**35.00% :**	**7.89**
PW	**15.00% :**	**9.74**	PW	**40.00% :**	**7.53**
PW	**20.00% :**	**9.21**	PW	**50.00% :**	**6.89**

TRC Standard Eco.rpt 58

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code :
Reserve Cat. : Proved Producing
Location : N 43.0/W 73.0/SEC 21.0 SW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : THIELEN 2-21PH
Type : LEASE CASE
Field : K BAR
Operator : PEAK POWDER RIVER RESOURCES LL
Reservoir : PARKMAN
Co., State : CAMPBELL, WY
API No. : 49005620010000

Est. Cum Oil (Mbbl) : **125.84**
Est. Cum Gas (MMcf) : **151.76**
Est. Cum Water (Mbbl) : **570.66**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		31.66	80.86	0.27	0.65	44.27	1.79	13.05	0.00	3.00	1.46	0.00	8.59	8.24
2017		18.10	45.27	0.15	0.36	44.27	1.79	7.45	0.00	3.00	0.83	0.00	3.61	11.37
2018		12.75	31.64	0.11	0.25	44.27	1.79	5.24	0.00	3.00	0.59	0.00	1.66	12.67
2019		9.85	24.35	0.08	0.19	44.27	1.79	4.05	0.00	3.00	0.45	0.00	0.60	13.10
2020		3.12	7.70	0.03	0.06	44.27	1.79	1.28	0.00	1.09	0.14	0.00	0.05	13.13
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**4.4**	**75.47**	**189.81**	**0.64**	**1.51**	**44.27**	**1.79**	**31.07**	**0.00**	**13.08**	**3.48**	**0.00**	**14.51**	**13.13**
Ult.		**201.31**	**341.57**											

Major Phase : Oil
Initial Rate : 3,860.08 bbl/month
Abandonment : 684.40 bbl/month
Initial Decline : 65.615 %/year b = 1.00
Initial Ratio : 2.603 Mcf/bbl
Abandon Ratio : 2.466 Mcf/bbl
Abandon Day : 05/13/2020

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.01061280	0.00000000	0.00000000
Revenue Interest :	0.00849022	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**13.79**	PW	**25.00% :**	**11.48**
PW	**8.00% :**	**13.39**	PW	**30.00% :**	**11.01**
PW	**12.00% :**	**12.88**	PW	**35.00% :**	**10.59**
PW	**15.00% :**	**12.53**	PW	**40.00% :**	**10.19**
PW	**20.00% :**	**11.98**	PW	**50.00% :**	**9.48**

TRC Standard Eco.rpt 59

Date: 04/04/2016 3:31:36PM

Partner : All Cases
Retrieval Code : 106855440
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 27.0 SE SE NE
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : UNION PACIFIC 1-27
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050790000

Est. Cum Oil (Mbbl) : **472.67**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **374.12**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		1.10	0.00	0.90	0.00	39.51	0.00	35.63	0.00	13.19	3.93	0.00	18.51	17.63
2017		1.04	0.00	0.85	0.00	39.51	0.00	33.65	0.00	13.19	3.72	0.00	16.75	32.06
2018		0.99	0.00	0.81	0.00	39.51	0.00	31.96	0.00	13.19	3.53	0.00	15.25	43.96
2019		0.94	0.00	0.77	0.00	39.51	0.00	30.44	0.00	13.19	3.36	0.00	13.89	53.77
2020		0.90	0.00	0.74	0.00	39.51	0.00	29.13	0.00	13.19	3.22	0.00	12.72	61.91
2021		0.86	0.00	0.70	0.00	39.51	0.00	27.78	0.00	13.19	3.07	0.00	11.53	68.58
2022		0.82	0.00	0.67	0.00	39.51	0.00	26.62	0.00	13.19	2.94	0.00	10.49	74.07
2023		0.79	0.00	0.65	0.00	39.51	0.00	25.55	0.00	13.19	2.82	0.00	9.54	78.60
2024		0.76	0.00	0.62	0.00	39.51	0.00	24.63	0.00	13.19	2.72	0.00	8.73	82.34
2025		0.73	0.00	0.60	0.00	39.51	0.00	23.65	0.00	13.19	2.61	0.00	7.85	85.39
2026		0.71	0.00	0.58	0.00	39.51	0.00	22.81	0.00	13.19	2.52	0.00	7.10	87.89
2027		0.68	0.00	0.56	0.00	39.51	0.00	22.02	0.00	13.19	2.43	0.00	6.40	89.93
2028		0.66	0.00	0.54	0.00	39.51	0.00	21.34	0.00	13.19	2.36	0.00	5.80	91.60
2029		0.64	0.00	0.52	0.00	39.51	0.00	20.59	0.00	13.19	2.27	0.00	5.13	92.94
2030		0.62	0.00	0.50	0.00	39.51	0.00	19.95	0.00	13.19	2.20	0.00	4.56	94.01
Rem.		4.91	0.00	4.02	0.00	39.51	0.00	158.81	0.00	122.30	17.53	0.00	18.98	3.22
Total	**24.3**	**17.15**	**0.00**	**14.04**	**0.00**	**39.51**	**0.00**	**554.57**	**0.00**	**320.12**	**61.22**	**0.00**	**173.23**	**97.24**
Ult.		**489.82**	**0.00**											

Major Phase : Oil
Initial Rate : 94.24 bbl/month
Abandonment : 38.19 bbl/month
Initial Decline : 5.579 %/year b = 1.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 04/10/2040

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.81833300	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**125.93**	PW	**25.00% :**	**56.43**
PW	**8.00% :**	**107.16**	PW	**30.00% :**	**49.42**
PW	**12.00% :**	**88.87**	PW	**35.00% :**	**43.96**
PW	**15.00% :**	**78.59**	PW	**40.00% :**	**39.60**
PW	**20.00% :**	**65.73**	PW	**50.00% :**	**33.06**

TRC Standard Eco.rpt 60

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106862714
Reserve Cat. : Proved Producing
Location : N 16.0/W 77.0/SEC 23.0 SE SE SW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : UNION PACIFIC 3-23
Type : LEASE CASE
Field : REX LAKE
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050920000

Est. Cum Oil (Mbbl) : **45.00**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **21.72**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.90	0.00	0.73	0.00	39.51	0.00	28.97	0.00	13.19	3.20	0.00	12.58	11.98
2017		0.87	0.00	0.71	0.00	39.51	0.00	28.02	0.00	13.19	3.09	0.00	11.74	22.10
2018		0.84	0.00	0.69	0.00	39.51	0.00	27.18	0.00	13.19	3.00	0.00	10.99	30.67
2019		0.82	0.00	0.67	0.00	39.51	0.00	26.37	0.00	13.19	2.91	0.00	10.27	37.92
2020		0.79	0.00	0.65	0.00	39.51	0.00	25.65	0.00	13.19	2.83	0.00	9.63	44.08
2021		0.77	0.00	0.63	0.00	39.51	0.00	24.81	0.00	13.19	2.74	0.00	8.88	49.21
2022		0.74	0.00	0.61	0.00	39.51	0.00	24.06	0.00	13.19	2.66	0.00	8.22	53.52
2023		0.72	0.00	0.59	0.00	39.51	0.00	23.34	0.00	13.19	2.58	0.00	7.58	57.11
2024		0.70	0.00	0.57	0.00	39.51	0.00	22.70	0.00	13.19	2.51	0.00	7.01	60.12
2025		0.68	0.00	0.56	0.00	39.51	0.00	21.96	0.00	13.19	2.42	0.00	6.35	62.59
2026		0.66	0.00	0.54	0.00	39.51	0.00	21.30	0.00	13.19	2.35	0.00	5.76	64.62
2027		0.64	0.00	0.52	0.00	39.51	0.00	20.67	0.00	13.19	2.28	0.00	5.20	66.27
2028		0.62	0.00	0.51	0.00	39.51	0.00	20.10	0.00	13.19	2.22	0.00	4.69	67.62
2029		0.60	0.00	0.49	0.00	39.51	0.00	19.44	0.00	13.19	2.15	0.00	4.11	68.69
2030		0.58	0.00	0.48	0.00	39.51	0.00	18.86	0.00	13.19	2.08	0.00	3.59	69.54
Rem.		3.83	0.00	3.13	0.00	39.51	0.00	123.85	0.00	98.14	13.67	0.00	12.03	2.14
Total	**22.4**	**14.76**	**0.00**	**12.08**	**0.00**	**39.51**	**0.00**	**477.29**	**0.00**	**295.96**	**52.69**	**0.00**	**128.64**	**71.69**
Ult.		**59.76**	**0.00**											

Major Phase :	Oil		
Initial Rate :	75.65	bbl/month	
Abandonment :	38.19	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	06/12/2038		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.81833300	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**93.39**	PW	**25.00% :**	**40.67**
PW	**8.00% :**	**79.22**	PW	**30.00% :**	**35.39**
PW	**12.00% :**	**65.33**	PW	**35.00% :**	**31.31**
PW	**15.00% :**	**57.50**	PW	**40.00% :**	**28.06**
PW	**20.00% :**	**47.72**	PW	**50.00% :**	**23.24**

TRC Standard Eco.rpt 61

Date: 04/04/2016	3:31:36PM		
Partner :	All Cases	**Case :**	UPR 1-25
Retrieval Code :	104194941	**Type :**	LEASE CASE
Reserve Cat. :	Proved Producing	**Field :**	ARAPAHOE
Location :	13S 42W 25	**Operator :**	TINDALL OPERATING COMPANY
Archive Set :	Pinnacle YE 2015	**Reservoir :**	MORROW
		Co., State :	CHEYENNE, CO
		API No. :	0501707574

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) :	**0.00**
Est. Cum Gas (MMcf) :	**470.01**
Est. Cum Water (Mbbl) :	**27.93**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**0.00**	**470.01**											

Major Phase :	Gas		
Initial Rate :	839.50	Mcf/month	
Abandonment :	839.50	Mcf/month	
Initial Decline :	10.760	%/year	b = 1.00
Initial Ratio :	0.000	bbl/Mcf	
Abandon Ratio :	0.000	bbl/Mcf	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.79500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 62

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106835865
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : UPRR-TALBOTT 2
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001053820000

Est. Cum Oil (Mbbl) : 8.15
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 1.41

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**8.15**	**0.00**											

Major Phase : Oil
Initial Rate : 14.09 bbl/month
Abandonment : 14.09 bbl/month
Initial Decline : 3.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2016

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
63

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106888765
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 SE NE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : UPRR-TALBOTT 3
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001200100000

Est. Cum Oil (Mbbl) : **5.01**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **1.42**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total **0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**5.01**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	9.06	bbl/month	
Abandonment :	9.06	bbl/month	
Initial Decline :	4.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
64

Date:	04/04/2016 3:31:36PM	Case :	UPRR-TALBOTT 4
Partner :	All Cases	**Type :**	LEASE CASE
Retrieval Code :	106866240	**Field :**	BIG HOLLOW
Reserve Cat. :	Proved Producing	**Operator :**	DNR OIL AND GAS, INC
Location :	N 15.0/W 75.0/SEC 7.0 NW	**Reservoir :**	MUDDY
Archive Set :	Pinnacle YE 2015	**Co., State :**	ALBANY, WY
		API No. :	49001200200000

ECONOMIC PROJECTION

Arete Industries

Custom Selection

Discount Rate : 10.00

As of : 01/01/2016

Arete Industries

Est. Cum Oil (Mbbl) :	**3.50**
Est. Cum Gas (MMcf) :	**0.00**
Est. Cum Water (Mbbl) :	**2.94**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**3.50**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	9.02	bbl/month	
Abandonment :	9.02	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 65

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106840339
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 SW NE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : UPRR-TALBOTT 5
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001200210000

Est. Cum Oil (Mbbl) : **3.62**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **9.51**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**3.62**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	10.48	bbl/month	
Abandonment :	10.48	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	**0.00**	**PW 25.00% :**	**0.00**
PW 8.00% :	**0.00**	**PW 30.00% :**	**0.00**
PW 12.00% :	**0.00**	**PW 35.00% :**	**0.00**
PW 15.00% :	**0.00**	**PW 40.00% :**	**0.00**
PW 20.00% :	**0.00**	**PW 50.00% :**	**0.00**

TRC Standard Eco.rpt
66

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106881256
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : UPRR-TALBOTT 6
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001200300000

Est. Cum Oil (Mbbl) : 0.90
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 8.41

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**0.90**	**0.00**											

Major Phase :	Oil		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt 67

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106888762
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 7.0 NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : UPRR-TALBOTT 9
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001200900000

Est. Cum Oil (Mbbl) : 16.77
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 2.37

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.0**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.		**16.77**	**0.00**											

Major Phase :	Oil		
Initial Rate :	9.30	bbl/month	
Abandonment :	9.30	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.84500000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
68

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 1189089
Reserve Cat. : Proved Producing
Location : 11S 21W 12
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : WALZ 1
Type : LEASE CASE
Field : WALZ
Operator : DNR OIL AND GAS, INC
Reservoir : ARBUCKLE GROUP
Co., State : TREGO, KS
API No. : 1519500250

Est. Cum Oil (Mbbl) : **102.57**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **0.00**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		0.93	0.00	0.70	0.00	44.56	0.00	31.02	0.00	15.77	0.08	0.00	15.16	14.45
2017		0.85	0.00	0.64	0.00	44.56	0.00	28.46	0.00	15.77	0.07	0.00	12.61	25.32
2018		0.79	0.00	0.59	0.00	44.56	0.00	26.18	0.00	15.77	0.07	0.00	10.34	33.40
2019		0.72	0.00	0.54	0.00	44.56	0.00	24.09	0.00	15.77	0.06	0.00	8.25	39.23
2020		0.67	0.00	0.50	0.00	44.56	0.00	22.22	0.00	15.77	0.06	0.00	6.39	43.32
2021		0.61	0.00	0.46	0.00	44.56	0.00	20.39	0.00	15.77	0.05	0.00	4.56	45.97
2022		0.56	0.00	0.42	0.00	44.56	0.00	18.76	0.00	15.77	0.05	0.00	2.93	47.51
2023		0.52	0.00	0.39	0.00	44.56	0.00	17.26	0.00	15.77	0.04	0.00	1.44	48.19
2024		0.27	0.00	0.20	0.00	44.56	0.00	9.04	0.00	8.72	0.02	0.00	0.29	48.32
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**8.6**	**5.93**	**0.00**	**4.43**	**0.00**	**44.56**	**0.00**	**197.41**	**0.00**	**134.92**	**0.51**	**0.00**	**61.98**	**48.32**
Ult.		**108.50**	**0.00**											

Major Phase : Oil
Initial Rate : 80.72 bbl/month
Abandonment : 39.55 bbl/month
Initial Decline : 8.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 07/22/2024

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.85416670	0.00000000	0.00000000
Revenue Interest :	0.74739590	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**54.47**	PW	**25.00% :**	**35.46**
PW	**8.00% :**	**50.64**	PW	**30.00% :**	**32.44**
PW	**12.00% :**	**46.18**	PW	**35.00% :**	**29.85**
PW	**15.00% :**	**43.25**	PW	**40.00% :**	**27.62**
PW	**20.00% :**	**39.02**	PW	**50.00% :**	**23.99**

TRC Standard Eco.rpt 69

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 128946928
Reserve Cat. : Proved Producing
Location : N 40.0/W 76.0/SEC 10.0 SW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : WIBAUX GOLD FEDERAL 4076-10-3-1SH
Type : LEASE CASE
Field : FINLEY DRAW
Operator : SM ENERGY COMPANY
Reservoir : SHANNON
Co., State : CONVERSE, WY
API No. : 49009291790000

Est. Cum Oil (Mbbl) : **180.32**
Est. Cum Gas (MMcf) : **87.53**
Est. Cum Water (Mbbl) : **50.98**

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2016		102.42	55.00	0.27	0.13	44.03	2.00	12.23	0.00	1.82	1.36	0.00	9.06	8.66
2017		67.15	36.06	0.18	0.09	44.03	2.00	8.02	0.00	1.01	0.89	0.00	6.12	13.95
2018		50.13	26.92	0.13	0.07	44.03	2.00	5.99	0.00	1.01	0.66	0.00	4.31	17.32
2019		40.02	21.49	0.11	0.05	44.03	2.00	4.78	0.00	1.01	0.53	0.00	3.24	19.61
2020		33.40	17.94	0.09	0.04	44.03	2.00	3.99	0.00	1.01	0.44	0.00	2.54	21.23
2021		28.52	15.32	0.08	0.04	44.03	2.00	3.41	0.00	1.01	0.38	0.00	2.02	22.40
2022		24.95	13.40	0.07	0.03	44.03	2.00	2.98	0.00	1.01	0.33	0.00	1.64	23.26
2023		22.17	11.91	0.06	0.03	44.03	2.00	2.65	0.00	1.01	0.29	0.00	1.34	23.90
2024		20.00	10.74	0.05	0.03	44.03	2.00	2.39	0.00	1.01	0.26	0.00	1.11	24.38
2025		18.13	9.74	0.05	0.02	44.03	2.00	2.17	0.00	1.01	0.24	0.00	0.91	24.73
2026		16.62	8.92	0.04	0.02	44.03	2.00	1.98	0.00	1.01	0.22	0.00	0.75	25.00
2027		15.29	8.21	0.04	0.02	44.03	2.00	1.83	0.00	1.01	0.20	0.00	0.61	25.19
2028		14.10	7.57	0.04	0.02	44.03	2.00	1.68	0.00	1.01	0.19	0.00	0.49	25.33
2029		12.94	6.95	0.03	0.02	44.03	2.00	1.55	0.00	1.01	0.17	0.00	0.36	25.43
2030		11.90	6.39	0.03	0.02	44.03	2.00	1.42	0.00	1.01	0.16	0.00	0.25	25.49
Rem.		22.79	12.24	0.06	0.03	44.03	2.00	2.72	0.00	2.20	0.30	0.00	0.22	0.05
Total	**17.2**	**500.53**	**268.80**	**1.33**	**0.66**	**44.03**	**2.00**	**59.78**	**0.00**	**18.19**	**6.63**	**0.00**	**34.97**	**25.53**
Ult.		**680.85**	**356.33**											

Major Phase :	Oil		
Initial Rate :	11,117.73	bbl/month	
Abandonment :	793.46	bbl/month	
Initial Decline :	48.906	%/year	b = 1.00
Initial Ratio :	0.537	Mcf/bbl	
Abandon Ratio :	0.537	Mcf/bbl	
Abandon Day :	03/07/2033		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.00337220	0.00000000	0.00000000
Revenue Interest :	0.00265266	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**29.50**	PW	**25.00% :**	**18.36**
PW	**8.00% :**	**26.98**	PW	**30.00% :**	**16.84**
PW	**12.00% :**	**24.24**	PW	**35.00% :**	**15.58**
PW	**15.00% :**	**22.54**	PW	**40.00% :**	**14.51**
PW	**20.00% :**	**20.22**	PW	**50.00% :**	**12.79**

TRC Standard Eco.rpt 70

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 106892640
Reserve Cat. : Proved Producing
Location : N 15.0/W 75.0/SEC 6.0
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : WILCOX-GOVT 1
Type : LEASE CASE
Field : BIG HOLLOW
Operator : DNR OIL AND GAS, INC
Reservoir : MUDDY
Co., State : ALBANY, WY
API No. : 49001050630000

Est. Cum Oil (Mbbl) : **9.15**
Est. Cum Gas (MMcf) : **0.00**
Est. Cum Water (Mbbl) : **2.89**

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**9.15**	**0.00**											

NON-ECONOMIC

Major Phase :	Oil		
Initial Rate :	9.30	bbl/month	
Abandonment :	9.30	bbl/month	
Initial Decline :	3.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

SHUT IN PER WY OGCC

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.82000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
71

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 104200307
Reserve Cat. : Proved Producing
Location : 06N 59W 35
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : WILDCAT RANCHES 1
Type : LEASE CASE
Field : WILDCAT CREEK
Operator : TINDALL OPERATING COMPANY
Reservoir : D SAND
Co., State : MORGAN, CO
API No. : 0508707611

Est. Cum Oil (Mbbl) : 45.40
Est. Cum Gas (MMcf) : 136.74
Est. Cum Water (Mbbl) : 0.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult.	**45.40**	**136.74**											

Major Phase :	Oil		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.000	%/year	b = 0.00
Initial Ratio :	0.000	Mcf/bbl	
Abandon Ratio :	0.000	Mcf/bbl	
Abandon Day :	01/01/2016		

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%) :	0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	1.00000000	0.00000000	0.00000000
Revenue Interest :	0.80000000	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW	**5.00% :**	**0.00**	PW	**25.00% :**	**0.00**
PW	**8.00% :**	**0.00**	PW	**30.00% :**	**0.00**
PW	**12.00% :**	**0.00**	PW	**35.00% :**	**0.00**
PW	**15.00% :**	**0.00**	PW	**40.00% :**	**0.00**
PW	**20.00% :**	**0.00**	PW	**50.00% :**	**0.00**

TRC Standard Eco.rpt
72

Date: 04/04/2016 3:31:36PM
Partner : All Cases
Retrieval Code : 115020042907
Reserve Cat. : Proved Producing
Location : S 34.0/E 2.0/SEC 33.0 SE SE NW
Archive Set : Pinnacle YE 2015

ECONOMIC PROJECTION

Arete Industries
Custom Selection
Discount Rate : 10.00
As of : 01/01/2016

Arete Industries

Case : WOLF LKC
Type : LEASE CASE
Field : PADGETT
Operator : WELLSTAR CORPORATION
Reservoir : LAYTON
Co., State : SUMNER, KS
API No. : 15191301740000

Est. Cum Oil (Mbbl) : **364.25**
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)

NON-ECONOMIC

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total 0.0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult.	364.25	0.00											

Major Phase : Oil
Initial Rate : 48.15 bbl/month
Abandonment : 48.15 bbl/month
Initial Decline : 12.000 %/year b = 0.00
Initial Ratio : 0.000 Mcf/bbl
Abandon Ratio : 0.000 Mcf/bbl
Abandon Day : 01/01/2016

Eco. Indicators

Return on Investment (disc) : 0.000
Return on Investment (undisc) : 0.000
Years to Payout : 0.00
Internal Rate of Return (%) : 0.00

	Initial	1st Rev.	2nd Rev.
Working Interest :	0.41437500	0.00000000	0.00000000
Revenue Interest :	0.33645557	0.00000000	0.00000000
Rev. Date :			

Present Worth Profile (M$)

PW 5.00% :	0.00	PW 25.00% :	0.00
PW 8.00% :	0.00	PW 30.00% :	0.00
PW 12.00% :	0.00	PW 35.00% :	0.00
PW 15.00% :	0.00	PW 40.00% :	0.00
PW 20.00% :	0.00	PW 50.00% :	0.00

TRC Standard Eco.rpt 73